UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,
D.C. 20549
SCHEDULE
14A
Proxy Statement
Pursuant
to Section
14(a) of
the Securities
Exchange
Act of 1934
(Amendment
No. )
Filed by
the Registrant
[X]
Filed by
a Party
other than
the Registrant
[ ]
Check
the appropriate
box:
[ ]
Preliminary
Proxy
Statement
[ ]
Confidential,
for Use of
the Commission
Only (as permitted
by Rule
14a-6(e)(2))
[X]
Definitive Proxy
Statement
[ ]
Definitive Additional
Materials
[ ]
Soliciting Material
Pursuant
to §240.14A
-12
LESAKA TECHNOLOGIES, INC.
(Name
of Registrant
as Specified
in Its Charter)
______________________________________________________
(Name
of Person(s)
Filing Proxy
Statement,
if other than
the Registrant)
Payment
of Filing Fee (Check the
appropriate
box):
[X]
No fee
required.
[ ]
Fee paid
previously with
preliminary materials.
[ ]
Fee computed
on table
in exhibit required by
Item
25(b) per Exchange
Act Rules 14a-6(i)(1) and
0-11

LESAKA TECHNOLOGIES,
INC.
NOTICE
OF ANNUAL
MEETING
OF SHAREHOLDERS
to be held
on November
18, 2026
To the
Shareholders
of Lesaka
Technologies,
Inc.:
NOTICE IS HEREBY
GIVEN that
the 2026
Annual Meeting of Shareholders
of Lesaka
Technologies,
Inc. will be held at our principal
executive
offices
located
at
7 Parks
Boulevard,
Oxford Parks,
Dunkeld,
Johannesburg,
2196,
South
Africa
on
November
18,
2026
at
16:00
local time (9:00
am
Eastern
Time), for the
following purposes:
1.
To
elect eleven
directors to
serve until
the
next
Annual
Meeting
of Shareholders
and
until their
successors
are
duly
elected and
qualified.
2.
To ratify
the selection
of KPMG,
Inc. as our
independent
registered public
accounting
firm
for the fiscal
year ending
June 30,
2027.
3.
To hold
an
advisory
vote
to approve
executive
compensation.
4.
To
transact
such
other
business
and
act
upon
any
such
other
matters
which
may
properly
come
before
the
annual
meeting or
any
adjournment
or postponement
of the
meeting.
Our Board
of Directors
has fixed
the close
of business
on September
25, 2026,
as the record
date for
determining shareholders
entitled
to notice
of,
and to
vote
,
at
the meeting.
A list of the shareholders
as of the
record date
will be available
for inspection
by shareholders
at
our principal executive
offices
during business
hours for
a period
of ten
days
prior to the meeting.
Sincerely,
Kuben Pillay
Director
and Lead
Independent
Director
Ali Mazanderani
Executive Chairman
Johannesburg,
South
Africa
October 2,
2026
IMPORTANT
NOTICE
REGARDING
THE
AVAILABILITY
OF
PROXY
MATERIALS
FOR
THE
MEETING
OF
SHAREHOLDERS
TO BE
HELD ON
NOVEMBER
18, 2026.
A complete
set of proxy
materials relating
to our
annual
meeting is
available
on the internet.
These materials,
consisting
of the Notice
of Annual
Meeting
of Shareholders
and Proxy
Statement,
including
proxy
card, and
annual
report, may
be viewed and
downloaded
at
https://materials.proxyvote.com/64107N
.
You
are
cordially
invited
to attend
the
meeting
in person.
Whether
or not
you
expect
to
attend
the
meeting,
please
complete,
date, sign
and return
the
proxy accompanying
this
notice as promptly
as possible
in order
to ensure
your representation
at th
e
meeting.
A
return
envelope
(which
is postage
prepaid
if mailed
in the
United States)
is enclosed
for your
convenience.
Even
if
you
have voted
by proxy,
you
may
still
vote in
person
if you
attend
the
meeting.
Please note,
however,
that
if your
shares
are
held of record
by a broker,
bank or other agent
and you wish
to vote at the meeting,
you must request
and obtain a
proxy issued
in your name from that record holder.
You
may also submit your proxy via the internet as specified in the accompanying internet
voting instructions.
Shareholders registered
on our South African
Branch Register (“South
African Shareholders”)
are referred
to the
special instructions
contained
on page
4 of this proxy
statement.

TABLE
OF CONTENTS
Page
PROXY STATEMENT
EXECUTIVE
SUMMARY
..................................................................
2
VOTING RIGHTS
AND PROCEDURES ....................................................................................
3
PROPOSALS TO
BE VOTED
ON AT
THE
ANNUAL MEETING
......................................
5
PROPOSAL NO. 1:
ELECTION
OF DIRECTORS ............................................................
5
PROPOSAL
NO. 2: RATIFICATION
OF SELECTION
OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING
FIRM.................................................................
8
PROPOSAL
NO. 3: ADVISORY
VOTE TO
APPROVE
EXECUTIVE
COMPENSATION ....................................................................................................................
9
BOARD OF
DIRECTORS
AND CORPORATE
GOVERNANCE
.........................................
9
MEETINGS OF THE
BOARD
AND DIRECTOR
INDEPENDENCE
...........................
9
COMMITTEES OF
THE BOARD
.........................................................................................
10
BOARD LEADERSHIP
STRUCTURE
AND BOARD
OVERSIGHT
OF RISK.........
12
REMUNERATION
COMMITTEE
INTERLOCKS
AND INSIDER
PARTICIPATION
......................................................................................................................
12
NOMINATIONS
PROCESS
AND DIRECTOR
QUALIFICATIONS
...........................
13
SHAREHOLDER
COMMUNICATIONS
WITH THE BOARD
.....................................
14
CORPORATE
GOVERNANCE
GUIDELINES..................................................................
14
CODE OF ETHICS....................................................................................................................
14
SHARE OWNERSHIP
GUIDELINES ..................................................................................
14
COMPENSATION
OF DIRECTORS ....................................................................................
15
EQUITY COMPENSATION
PLAN INFORMATION
..............................................................
15
EXECUTIVE COMPENSATION
..................................................................................................
15
ANALYSIS
OF RISK IN OUR
COMPENSATION
STRUCTURE ................................
15
COMPENSATION
DISCUSSION
AND
ANALYSIS ...............................................................
16
EXECUTIVE
SUMMARY
......................................................................................................
16
COMPENSATION
PROGRAM
OVERVIEW
FOR FISCAL
2026 ................................
17
ELEMENTS
OF 2026 COMPENSATION
...........................................................................
20
OTHER CONSIDERATIONS
.................................................................................................
24
REMUNERATION
COMMITTEE
REPORT ......................................................................
26
EXECUTIVE COMPENSATION
TABLES
.........................................................................
26
SUMMARY COMPENSATION
TABLE .............................................................................
27
PAY
RATIO
DISCLOSURE
................................................................
28
ACTUAL 2026
COMPENSATION
MIX..............................................................................
28
GRANTS OF
PLAN-BASED
AWARDS
..............................................................................
29
OUTSTANDING
EQUITY
AWARDS
AT 2026
FISCAL YEAR-
END ........................
30
OPTION EXERCISES
AND STOCK
VESTED..................................................................
31
PAY
VERSUS PERFORMANCE
DISCLOSURES
...........................................................
32
POTENTIAL PAYMENTS
UPON TERMINATION
OR CHANGE-
IN -CONTROL .
39
CERTAIN
RELATIONSHIPS
AND RELATED
PERSONS
TRANSACTIONS
.................
40
DELINQUENT
SECTION 16(A)
REPORTS
..............................................................................
41
AUDIT AND
NON-AUDIT
FEES
.................................................................................................
41
AUDIT AND RISK
COMMITTEE
REPORT
.............................................................................
41
SECURITY
OWNERSHIP
OF CERTAIN
BENEFICIAL
OWNERS
AND
MANAGEMENT
...............................................................................................................................
42
ADDITIONAL INFORMATION
...................................................................................................
44

LESAKA TECHNOLOGIES,
INC.
PROXY
STATEMENT
EXECUTIVE
SUMMARY
ANNUAL MEETING
OF SHAREHOLDERS
Time and
Date
16:00
local time (9:00
am
Eastern
Time) on
November
18, 2026
Place
7 Parks Boulevard,
Oxford Parks,
Dunkeld, Johannesburg,
2196,
South
Africa
Record Date
September
25, 2026
PROPOSALS
TO BE
VOTED
ON AND BOARD
VOTING RECOMMENDATIONS
The following
is a
summary of proposals
to be voted on at the annual
meeting and the recommendation
of our Board of Directors
(our
“Board”)
with
respect to each
such proposal.
This
is only a summary,
and it may
not contain
all of the information
that is important
to
you.
For more
complete
information,
please
review
the
proxy
statement
as
well as
our
Annual
Report
on
Form 10
-K (“Annual
Report”).
Proposal
1
Election of
Directors
The
Board
has
nominated
eleven
of
our
current
directors
for
election
at
the
annual
meeting,
of
whom
nine
are
standing
for
re-election
and
two,
Carolina
Lacerda
and
James Oates,
are standing
for election
by our shareholders
for the
first time
at the annual
meeting to
hold office
until
the
2027
annual
meeting.
More
information
about
this
proposal
can
be found
on pages
5 to 8.
Recommendation:
Our
Board
recommends
a vote
FOR
each
of the
director nominees.
Proposal
2
Ratification
of Independent
Registered
Public Accounting
Firm
The
Board
requests
shareholders
to
ratify
the
selection
of
KPMG,
Inc.
as
our
independent
registered
public
accounting
firm for the fiscal year ending June 30, 202
7. More information
about
this proposal
can
be found
on page
8.
Recommendation:
Our
Board
recommends
a
vote
FOR the
ratification
of the
selection
of KPMG,
Inc.
as our
independent
registered
public accounting
firm.
Proposal
3
Advisory Vote
to Approve
Executive
Compensation
The Board
is providing shareholders
with the
opportunity
to vote
to approve,
on an
advisory
basis, the
compensation
of our
executive
officers named
in the
Summary
Compensation
Table
under “Executive
Compensation”.
More information
about
this proposal
can
be found
on page
9.
Recommendation:
Our
Board
recommends
a vote
FOR
the approval
of executive
compensation.
We
are
making
use
of
the
Securities
and
Exchange
Commission
rules
that
allow
companies
to
furnish
proxy
materials
to
their
shareholders over
the internet. On or about
October 6, 2026, we mailed to shareholders of record on the record date a Notice of Internet
Availability
of Proxy
Materials
(the
“Notice”) containing
instructions
on how
to access
this proxy
statement
and our
Annual
Report
for the
fiscal year ended
June 30,
2026
,
online. If you
received a
Notice by mail,
you will
not automatically
receive a printed
copy of
our
proxy
materials
in
the mail.
You
may
request a
paper
copy
of our
proxy
materials
by
mail
or an
electronic
copy
by
e-mail
by
following the
instructions listed
on the
Notice.

CORPORATE
GOVERNANCE
Our Board is committed to excellence in corporate
governance. We believe that
principled and
ethical governance
benefits you,
our
shareholders,
as well as
our customers,
employees
and communities,
and we
maintain
a governance
profile
that aligns
with indu
stry-
leading
standards.
We
believe
that our governance
structure will
have a
direct impact
on the
strength
of our business.
The following
table presents a brief summary of
our key governance structures.
Board Conduct
and Oversight
Independence
and Participation
Shareholder
Rights
✓
Regular
risk assessment
✓
Standards
of ethics
applied
to all
directors, executive
officers and
employees
✓
Succession
planning and
leadership
development
efforts
✓
Evaluations
of the
Board
and
its
committees
✓
Seven of
the current
eleven
directors are
Nasdaq-
independent
✓
Executive
sessions of
non-
employee
directors are
regularly held
✓
Audit and
Risk Committee,
Remuneration
Committee,
and
Nominating
and
Corporate
Governance
Committee
are
each
made
up entirely of
independent
directors
✓
Special
meeting right for
shareholders
holding an
aggregate of
10% of
voting
stock
✓
All directors
annually
elected;
no staggered
Board
✓
No “poison
pill”
✓
No supermajority
voting
requirements
to change
organizational
documents
VOTING RIGHTS
AND PROCEDURES
Shareholders
as of the
close of
business on
September
25, 2026, the
record
date, may
attend
and vote
at the annual
meeting.
Each
share is entitled to
one vote.
There were
85,794,723
shares of
common
stock outstanding
on the
record date.
A majority
of the total number
of outstanding
shares of common
stock, present
either in person or by
proxy,
will
constitute
a quorum
for the
transaction
of business
at
the annual
meeting. Shareholders
who
are present
at
the annual
meeting in
person
or by
proxy and
who abstain,
and proxies relating
to shares held by a bank
or broker on your behalf
(that is, in “street name”),
that
are voted
on some proposals
but not others
(referred to
as “broker
non-votes”) will
be treated
as present for
purposes
of determining
whether a
quorum is
present.
In the event
that there
are not
sufficient
votes to
approve
any proposal
at the annual
meeting,
the annual
meeting
may
be adjourned
in
order to permit
the further solicitation
of proxies. The
inspector of election
appointed
for the annual
meeting will
tabulate
all votes and
will
separately
tabulate
affirmative
and
negative
votes, abstentions
and
broker non
-votes.
The following
describes
how
you may
vote
on each
proposal
and
the votes
required for approval
of each
proposal:
-
Proposal
No. 1
— Our
eleven
director
nominees will
be elected
by a
plurality
of votes.
You
may
vote
for each
director nominee
or
withhold
your vote
from
one
or
more
of the
nominees.
Withholding
a vote
as to
any
director
nominee
is the
equivalent
of
abstaining.
In an
uncontested
election
such as
this, abstentions
and broker
non-votes have
no effect
on the
outcome
of the
vote,
since approval
by a
specific percentage
of the
shares present
or outstanding
is not required.
-
Proposal
No. 2
—The ratification
of the selection of KPMG, Inc. (“KPMG”) to act as our independent registered
public accounting
firm
will
be approved
if the votes
cast
in favor
of the
proposal
exceed
the number
of votes
cast
against
the proposal.
You
may
vote for or
agai
nst the proposal
or you may
abstain
from voting. Abstentions
and broker
non-votes will
not affect
the outcome of
the vote.
-
Proposal
No. 3
—The advisory
vote to approve
executive compensation
will
be approved
if the votes cast in favor
of the proposal
exceed
the number
of votes cast
against the
proposal.
You
may
vote for or
against the
proposal
or you may
abstain
from voting.
Abstentions
and
broker non
-votes will not affect
the outcome
of the
vote.
If you
provide your
voting instructions
on your
proxy,
your shares will
be
voted as you
instruct, and,
if a proposal
comes up
for a
vote
at
the annual
meeting that
is not on the
proxy,
according
to the
best judgment
of the
persons named
in the proxy.
If you
do not
indicate
a specific choice
on a
proxy
that
you sign and
submit, your
shares will be voted:
-
FOR each
of the
director nominees;
-
FOR the ratification
of the
selection of
KPMG as our independent
registered public accounting
firm;
and
-
FOR the approval
of executive
compensation.

If your shares are
held in “street name,”
and you do not instruct
the bank
or broker how to vote your
shares on Proposals
1 or
3, the bank
or broker may
not exercise
discretion
to vote for
or against
those proposals.
This would
be a
“broker non
-vote” and these
shares will not be counted
as having been voted
on the applicable proposal. With respect to Proposal 2, the bank or broker may exercise
its
discretion
to
vote
for
or against
that
proposal
in the
absence
of
your
instruction.
Please
instruct your
bank or
broker
so your
vote can be
counted
.
Revocability
of Proxies
You
may
revoke your proxy
at any
time prior
to exercise
of the
proxy by delivering
a written
notice of
revocation
or a duly
executed
proxy
with
a
later
date
by mail
to
our
corporate
secretary
at
Lesaka
Technologies,
Inc.,
P.O.
Box 2424,
Parklands
2121,
South Africa,
or
by attending
the
meeting
and
voting
in
person.
If you
hold
shares in
“street
name”,
you must
contact
that
firm to
revoke
any
prior voting instructions.
Internet Availability
of Proxy
Materials and Annual
Report
A complete
set of
proxy materials
relating
to our annual
meeting is
available
on the
internet.
These
materials,
consisting of
the Notice
of Annual
Meeting
of Shareholders
and
Proxy Statement,
including proxy
card, and
Annual
Report, may
be viewed
and
downloaded
at
https://materials.proxyvote.com/64107N.
Market Information
Our common
stock is listed on The Nasdaq
Global Select
Market (“Nasdaq”)
in the United States
under the
symbol
“LSAK”
and, via
a secondary
listing,
on the
Johannesburg
Stock Exchange
(“JSE”), in
South
Africa
under the
symbol
“LSK”.
Nasdaq
is our
principal
market
for the trading
of our
common
stock. Our transfer
agent
in the United States
is Computershare
Shareowner
Services
LLC,
480 Washington
Blvd.,
Jersey City,
New
Jersey 07310.
Our
transfer
agent
in South
Africa
is JSE
Investor
Services
(Pty) Ltd
(“JSE Investor
Services”),
One Exchange
Square,
2 Gwen Lane,
Sandown,
Sandton,
2196,
South
Africa.
Special Instructions
to South
African Shareholders
We
are required
to comply
with
certain South
African
regulations
related
to the
circulation and
tabulation
of proxies
issued
to
our
shareholders
which
hold
their
shares
on
the
South
African
Branch
Register
(“SA
Shareholders”).
The
proxy
form
marked
“Lesaka
Technologies,
Inc. Proxy
for Shareholders
Registered
on South African
Branch Register”
must be used
by SA Shareholders.
The
South
African
proxy
must
be
lodged,
posted
or
faxed
to
JSE
Investor
Services
so
as
to
reach
them
by
16:00,
local
time,
on
November 13, 202
6. SA Shareholders that have
already dematerialized
their shares through a Central Securities Depository
Participant
(“CSDP”) or broker, other than
with
own-name
registration, should not complete
the South African proxy.
Instead,
they should provide
their
CSDP or
broker
with
their
voting
instructions
or, alternatively,
they
should
inform
their CSDP
or broker
of their
intention
to
attend
the annual
meeting in
order for
their CSDP
or broker
to be able
to issue
them with
the necessary
authorization
to enable them
to
attend
such meeting.
SA Shareholders
that
hold their
shares in
certificated
form
or dematerialized
own-name
registration
should
complete
the South
African proxy
and
return it to JSE Investor
Services.
Solicitation
The Board
is soliciting
your proxy
to vote your
shares at
the annual
meeting. We
will bear the
entire cost
of the solicitation,
including
the
preparation,
assembly,
printing
and
mailing
of
this
proxy
statement,
including
the
proxy
card
and
any
additiona
l
solicitation
materials furnished
to our shareholders.
Copies of solicitation
materials will
be furnished
to brokerage
houses, fiduciaries
and custodians
holding shares
in their names
that are beneficially
owned by
others so
that they
may
forward this solicitation
material
to
such
beneficial
owners.
We
may
reimburse
these
persons
for
their
reasonable
expenses
in
forwarding
solicitation
materials
to
beneficial
owners. The
original solicitation
of proxies
by mail
may
be supplemented
by a solicitation
by personal
contacts,
telephone,
facsimile,
electronic
mail or any
other means
by our directors,
officers or
employees.
No additional
compensation
will be paid to
our
directors, officers
or employees for
performing these services.
Except as described
above,
we do not presently
intend to
solicit proxies
other than
by mail.

PROPOSALS
TO BE
VOTED
ON AT
THE ANNUAL
MEETING
PROPOSAL
NO. 1: ELECTION
OF DIRECTORS
The
terms of
office
of each
of our
current
directors
will expire
at
the annual
meeting. The
Board
has
nominated
nine of our
current
directors
for re-election
and
two directors
for
election
(see “Information
Regarding the
Nominees” for
information
on
all directors),
each
for a
one-year
term. Mr. Sparrow
resigned from the
Board
effective
September
25, 2026
.
The
persons
named
in the
enclosed
proxy
intend
to vote
properly
executed
and
returned
proxies
FOR
the election
of all
nominees
proposed
by the
Board unless
authority
to vote is
withheld. If
any nominee
is unable
or unwilling
to serve,
the persons
named
in the
proxy
will
vote
for
such
substitute
nominee
or
nominees
as they,
in
their
discretion,
shall
determine.
The
Board
has
no
reason
to
believe that
any
nominee
named
herein will
be unable
or unwilling
to serve.
The Board
recommends that
you vote FOR
the election
of each
of the director
nominees.
Information
Regarding the
Nominees
Antony
Ball
67 years
old
Director
since 2020
Mr. Ball
is co-founder and chairman
of Value Capital Partners
Proprietary Limited,
a South African based
investment
firm
(“VCP”).
Prior
to
VCP,
Mr.
Ball
co-founded
Brait
in
1990,
a
leading
South
African
private
equity
firm,
regarded
as
a
pioneer
of
private
equity
in
the
region,
and
held
various
leadership
positions,
including
deputy
chairman
and CEO,
between
1998 and
2011.
Mr. Ball
led Brait's
investment
in
Lesaka
in 2004,
and
served as
a non
-executive
director of
Brait
until 2012.
Mr. Ball
has
a B
Comm
(Hons) from UCT,
is a Chartered
Accountant
(SA),
and completed
an M Phil
in Management
Studies from
Oxford University,
where he
studied as
a Rhodes
Scholar.
The
Board
believes
that
Mr. Ball’s
expertise
in
private
equity,
public
markets,
finance,
accounting
and
corporate
governance,
and
his
broad
experience
as
an
officer
and
director
of
several
publicly-traded
companies
covering a broad
range of
industries make
him a
valuable
member
of our
Board.
Nonkululeko
Gobodo
65 years
old
Director
since 2021
Ms. Gobodo
was the
first black
female
to qualify
as a
chartered
accountant
in South Africa
and
brings a
wealth of
accounting
and auditing
experience
spanning
over 35
years. She
also has extensive
experience
as a non-executive
director,
having served on
many
boards
including Clicks Group Limited, PPC Limited
and Shoprite
Holdings Limited (all JSE
listed), Mercedes Benz, Imperial,
and the SA Maritime
Authority.
She has also
served on
the South
Africa Revenue
Service’s audit
committee.
She is a pioneer in her
field,
having
established her
own successful
accounting
and audit
firm during the apartheid
era. The firm
grew
to become
SizweNtsalubaGobodo
(“SNG”),
the largest
black
accounting
firm
in South
Africa.
In 2018,
SNG
acquired
the
Grant
Thornton
South
Africa
license.
In
2016,
Ms.
Gobodo
founded
Nkululeko
Leadership
Consulting,
a
boutique,
black
-owned
and
managed
leadership
consulting
firm
based
in
Sandton
and
served as
its CEO for
five
years. In
May
2021,
she started
Awakened
Global, a
movement
that
is
contributing
to
end
racial
and
gender
inequality.
She
is
a
recipient
of
many
business
and
professional
awards.
She was appointed
as the
Chancellor
of the
Walter
Sisulu University in April 2023.
The
Board
believes
that
Ms.
Gobodo’s
experience
in
finance
and
audit
and
knowledge
of
the
South
African
marketplace
provides
necessary
and
desired
skills,
experience
and
South
African-centric
perspective
to our Board.
Steven Heilbron
61 years
old
Director
since 2022
Mr.
Heilbron
has
been
the
head
of
business
development
and
mergers
&
acquisitions
at
Lesaka
since
January
1, 2023.
Mr.
Heilbron
has
over
three decades
of financial
services
experience,
having
spent
19
years working for
Investec
in South Africa and
the UK, where he served as global head
of private banking
and joint
chief
executive officer
of Investec
Bank
plc. He led
a private
consortium which
acquired Cash
Connect
Management
Solutions
Proprietary
Limited
in
2013,
where
he
served
as
CEO
until
joining
Lesaka.
Mr. Heilbron
has
presided
over
a number
of
key acquisitions
undertaken
by the
Lesaka
group,
including
the acquisition
of Adumo,
Touchsides,
Recharger
and,
most recently,
the intended
acquisition
of Bank
Zero. He is a
Chartered
Accountant
(SA)
.
The
Board
believes that
Mr. Heilbron’s
strong
leadership skills,
his deep
knowledge
and
many
years of
experience
within
the banking,
payments
and payment
technologies space
make
him well-suited to serve
as a
director.

Carolina
Lacerda
54 years
old
Director
since
September
2026
Ms. Lacerda
has extensive experience
serving as independent
board member of listed companies in Brazil,
the UK,
China
and
the US,
spanning
financial
services,
digital
banking,
energy,
infrastructure,
pharma,
telecom,
logistics
and
consumer
sectors.
She is
the
former
Head
of Investment
Banking Brazil
at
UBS,
with
a
strong
track
record
advising
companies,
boards,
CEOs
and
shareholders
on
governance,
capital
allocation,
M&A
and
risk
oversight.
Ms.
Lacerda
is
recognized
for
leadership
in
audit
committees,
financial
expertise
and
navigating
complex
stakeholder
environments,
including
companies
with
international
shareholders
and
cross-border operation.
Ms. Lacerda
is currently the Head of South
America for Conquer AI, where she leads AI advisory
strategy
supporting
executives
and
boards
in adopting
AI-driven
decision-making
and
AI Natives.
She currently
serves as independent
director,
chair
of the audit
& risk committee
and member
of the
people committee
of Vivara
Participações
(B3: VIVA3);
independent
director and
member of the
related
parties committee
of
BB
Seguridade
(B3:
BBSE3);
independent
director
and
financial
expert
to
the
audit
committee
of
PagBank
PagSeguro
(NYSE:
PAGS);
independent
director and
chair of
the audit,
risks &
related
parties
committee
of China
Three
Gorges
Brasil;
and
independent
director and
member
of the
health,
safety
&
environment
committee
of IHS
Towers (NYSE: IHS).
Ms.
Lacerda
holds a
BA
in Economics
from
the
University
of São
Paulo
and
an
MBA
(Finance)
from
Columbia
Business School. She has
an International
Directors Certificate from INSEAD,
and a Corporate
Director Certificate
from Harvard
Executive Education.
In addition, she holds qualifications in Generative
AI from
the London
School
of Economics
and in
Digital
Transformation
from MIT. Ms.
Lacerda
is also
a Certified
Board
Member
of the
IBGC.
The
Board
believes
that
Ms. Lacerda’s
financial,
risk and
M&A expertise,
as
well as her
experience
in
global business,
provide necessary
and
desired skills, experience and
perspective
to our Board
.
Lincoln Mali
58 years
old
Director
since 2021
Mr.
Mali
has
been our
Chief
Executive
Officer:
Southern
Africa
since May
1,
2021,
and
is a
financial
services
executive
with
over
25
years
of
experience.
Under
his
leadership,
Lesaka
has
delivered
a
multiyear turnaround,
moving from loss-making to consistent profitability
and sustained
EBITDA growth,
recognized
in 2025
when
he was
named
All Africa
Business
Leader
of the
Year
at the AABLA
awards.
Until April 2021, he was head
of group card and payments
at Standard Bank Group, where he held various
roles since
2001. He chaired
the board
of Diners Club
South Africa
until April 2021
and served on
Visa's
Central
and Eastern
Europe,
Middle East
and Africa
Business
Council.
He is
also founding
President
of
the Association
of South
African Payment
Providers (ASAPP).
Mr.
Mali holds
BA and
LLB degrees
from
Rhodes
University
and
an
MBA from
Henley Management
College, and
completed
Harvard Business School's Advanced
Management
Program. In 2026, he received
an
honorary
degree from
Urban College of
Boston.
The Board
believes Mr. Mali's industry
relationships,
turnaround
track record and motivational
leadership
style make
him well-suited to serve
as a
director.
Ali Mazanderani
44 years
old
Director
since 2020
Mr.
Mazanderani
has
been our
executive
chairman
since February
1, 2024.
He
is a
fintech
investor
and
entrepreneur.
He is
the co-founder
and chairman
of Teya,
a pan
-European
fintech. He is a non
-executive
director
on
the board
of
Thunes
(Singapore-based
cross
border
payments
company)
and
Kushki (Latin
American
payments
company)
and
is
the
vice
president
of
The
European
Digital
Payments
Industry
Alliance (EDPIA). He
was previously
on the board of several other leading payments
companies globally,
including
StoneCo (Nasdaq:
STNE) in Brazil
from 2016 to 2022
and Network International
Holdings Plc
(LSE: NETW)
in the Middle East from
2020 to 2021. He
was formerly a partner
at Actis, a London
-based
emerging
market
private equity
firm, where he
led multiple landmark
fintech investments
globally.
Prior
to his
career at
Actis, Mr.
Mazanderani
advised
private
equity and
corporate
clients for OC&C Strategy
Consultants
in
London
and
served
as
lead
strategy
consultant
for
First
National
Bank
based
in
Johannesburg.
Mr. Mazanderani
is a Finance
Leaders
Fellow
at the Aspen
Institute
and a member
of the
Aspen
Global
Leadership Network. He
holds postgraduate
degrees in
Economics from
the University of Pretoria, Oxford
University and
the London School
of Economics,
an MBA from
INSEAD and
a Masters in Business Law
from
the University
of St Gallen.
The
Board
believes
that
Mr. Mazanderani’s
international
experience
in
strategy,
payments,
technology,
and
private
equity provide
necessary
and
desired skills,
experience
and
perspective
to our Board.

Venessa
Naidoo
62 years
old
Director
since 2023
Ms. Naidoo is an experienced
non-executive
director and currently chairs the board of OUTsurance
Group
Limited
(JSE:
OUT),
a
leading
South
African
insurance
company
with
operations
in
South
Africa,
Australia and
Ireland, and
serves on the
board of
Fortress Real Estate
Investments
Limited (JSE: FFB), a
property investment
company
with
investments
in
South Africa, Central and
Eastern Europe. She resigned
from
the board of
RFG
Holdings Limited
(JSE:
RFG), a
convenience
meals
solutions company
in South
Africa, effective
March
31, 2026.
She brings
a wealth
of experience
in finance,
launching
new technologies,
managing
rapid international
growth,
restructures,
operating
in emerging
market
economies
and
currencies, and
delivering success
in
highly
competitive
environments.
She
holds
a
Bachelor
of
Accounting
and
Postgraduate
Diploma
in
Accountancy
from
the
University
of
Durban
-Westville
and
is
a
Chartered
Accountant
(SA). She
also
completed
the
Harvard
Business
School
and
University
of
the
Witwatersrand
Senior
Executive
Programme.
The
Board
believes
that
Ms.
Naidoo’s
international
experience
in
finance
and
audit,
and
her
entrepreneurial
track
record are
essential qualities
required
by our Board.
James Oates
53 years
old
Director
since
September
2026
Mr. Oates
is a seasoned
leader and governance,
audit, risk, and
regulatory compliance
expert. He
has vast
international
experience
in
Fortune
Global
500
financial
services
companies,
focused
on
overall
organizational
health and
the key
risks of cyber,
technology,
data,
financial crime
and conduct.
He
has a
record of
transforming
organizations
to achieve
optimal
effectiveness.
Since 2002,
Mr.
Oates served
in various
leadership
positions
at
UBS, one
of the
largest global
financial
institutions
and
the
world’s
largest
wealth
manager.
He
served
as
Chief
Audit
Executive,
Chief
Compliance
Officer
and
Global
Head
of
Compliance
&
Operational
Risk
Control.
Mr.
Oates
led
or
participated
in
investigating,
crisis
managing,
and
remediating
the
major
events
affecting
the
financial
industry globally,
including the
subprime
crisis, market
manipulation,
unauthorized trading
and financial
crime matters.
Mr. Oates
serves on
the boards
of Aison
Technologies
AG,
Iona
Preparatory
School and
Raisin
SE,
where
he
is
also
Chair
of
the
Audit
&
Risk
Committee.
He
is
Principal
of
Eventum
Risk
Advisors
LLC and
Strategic Advisor
to Grant
Thornton
LLP and
NextWave.
Mr. Oates received a Bachelor
of Business Administration
Honors degree
in Finance from Iona
University
and was Series 7 and 63 registered with FINRA. He is ‘Directorship Certified’
by the National Association
of Corporate
Directors (“NACD”) and
certified in Cyber Risk Oversight by the NACD & Carnegie Mellon
University.
The Board
believes that
Mr.
Oates’ leadership,
compliance
and
risk expertise, as well as his experience
in
global business,
provide necessary
and
desired skills, experience and
perspective
to our Board.
Kuben Pillay
65 years
old
Director
since 2020
Mr.
Pillay
has
been
our
lead
independent
director
since
February
1,
2024,
and
was
previously
our
independent
non-executive
chairman
from June 2020 until January
2024. He serves on a number of South
African
public
corporate
boards,
including
as
independent
non-executive
chairman
of Sabvest
Limited
(JSE:
SBP).
He
has
retired
from
his
position
as lead
independent
director of
OUTsurance
(JSE:
OUT),
effective
November
2026. He was
the non
-executive chairman
of the Primedia Group from
2014 to 2017
and
served as
its group
CEO
from
2009
to
2014.
Mr.
Pillay
was a
managing
financial
partner
at
public
interest
law
firm,
Cheadle
Thompson
and
Haysom,
from
1993
to
1995
before
joining
Mineworkers
Investment
Company
in 1996
as
a
founding
executive
director,
and
later
serving
as the
non-executive
chairman
from
2007
to 2014.
Mr.
Pillay
has
also
served
as the
independent
non-executive
chairman
of Cell
C Limited
from
August
2017 to
October 2019
,
and also
served as an independent
non-executive
director of
Nutun Limited,
(JSE:
NTU),
formerly
Transaction
Capital
Limited,
until
March
7,
2024.
Mr.
Pillay
has
a
BA
LLB from
the
University
of
the
Witwatersrand,
Johannesburg,
and
a
Masters
in
Comparative
Jurisprudence
from
Howard
University,
Washington
DC.
The Board
believes that
Mr. Pillay’s expertise
in legal and
corporate
governance,
and
media
and
consumer
affairs
and
broad
experience
as a
director of several
publicly-traded
companies
covering a
broad
range of
industries over many
years make
him a
valuabl
e
member
of our
Board.

Ekta Singh
-Bushell
54 years
old
Director
since 2018
Ms.
Singh-Bushell
serves on
global
technology
public and
private
corporate
boards.
She serves
on
the
board
of
Sunbelt
Rentals
Inc.
(NYSE:
SUNB,
LSE:
SUNB),
and
ChargePoint,
Inc.
(NYSE:
CHPT), a
leading
global EV
charging
as
a service
company,
where she
is
a member
of the
audit
committee.
She
offers
a rare
combination
of audit
committee
financial
and
technology
expertise,
complemented
by C-
suite experience.
Formerly
she
served
on
the
board,
as
chair
of
the
audit
committee
and
COO
of
Dragos
Inc.,
a
global
cybersecurity
firm
focused
on industrial
control
systems. She
has
served
on
multiple
global
technology
boards in the past:
Cisco (NASDAQ: CSCO), an
industry-leading portfolio
of technology innovations
that
securely
connects
industries
and
communities
through
networking,
security,
collaboration,
cloud
management,
and
other
services,
Huron
Consulting
Group
(NASDAQ: HURN),
a
global
consulting
company
offering services
to healthcare,
higher
education,
and commercial
industries,
where
she served
as
chair
of
the
compensation
committee
and
member
of
the
nominating
and
governance,
finance
and
capital allocation
and technology
committees,
TTEC Holdings Inc. (NASDAQ: TTEC)
a global customer
experiences
company,
Designer
Brands
Inc.
(NYSE:
DBI)
and
Datatec
Limited
(JSE:
DTC),
an
international
ICT solutions and
services group, where she served as the lead independent
director. She has
chaired
multiple audit
,
remuneration,
nomination
and
technology
and
information
security committees.
From 2016 to 2017,
Ms. Singh-Bushell
served as
deputy
to the first vice president, chief
operating officer
executive
office,
at the Federal
Reserve
Bank of New
York.
Prior to
2016,
Ms. Singh-Bushell
worked at
Ernst & Young,
serving in various leadership roles including
global IT effectiveness
leader, US innovation
& digital strategy
leader;
and global chief information
security officer.
Ms. Singh-Bushell is a member
of
the board of Women’s
Health Access Matters,
a non-profit that
supports increased
awareness
in women’s
health research, and
between 2004 and
2014 she served in
various leadership roles for the Asian American
Federation.
Ms.
Singh-Bushell
is
a
Certified
Public
Accountant
and
holds
advanced
international
certifications
in governance,
sustainabili
ty, information
systems
security, audit,
and
control.
Ms.
Singh-Bushell’s
experience
in
finance,
audit,
technology,
and
cybersecurity,
as
well
as
her
international
experience
bring relevant and
necessary
skills,
experience,
and
perspective
to our Board.
Dan Smith
54 years
old
Director
since 2024
Mr. Smith has
been our Group Chief Financial
Officer
since October 1, 2024.
Prior to joining Lesaka,
Mr.
Smith
was
a partner
and
director in
VCP,
where
he
was
actively
involved
in
the execution
of
Lesaka’s
acquisition and
funding strategy,
as well as other of VCP’s investments.
Mr. Smith has
held various senior
roles in the financial
services sectors
in both South
Africa and
the United Kingdom,
including leading
the
mergers and
acquisitions team
at Standard
Bank South Africa, the non-banking
financial
institutions team
at Nomura
International
PLC, PWC Corporate
Finance
and
SG Hambros
South
Africa. Mr. Smith
is also
a director of
ADvTECH
Limited (JSE: ADH),
a pan
-African education
and
resourcing group.
He
holds
a
Bachelor
of
Commerce,
a Bachelor
of Accounting
and
a Higher
Diploma
in Taxation
Law
from the University of Witwatersrand
and is a Chartered
Accountant
(SA).
He is a Graduate
of the Oxford
Fintech
Programme
from
the
Saïd
Business
School.
Mr.
Smith
also
holds
various
certifications
in
valuation
techniques
and
strategic client management
.
The
Board
believes that
Mr. Smith’s
strong leadership
skills, his
financial
and
accounting
expertise and
global
experience
with
corporate
transactions
and
capital
markets
make
him
well-suited
to
serve
as a
director.
PROPOSAL
NO. 2: RATIFICATION
OF SELECTION
OF INDEPENDENT
REGISTERED
PUBLIC ACCOUNTING
FIRM
The
Audit and
Risk Committee
of our
Board
has
selected KPMG
to
serve as
our independent
registered
public accounting
firm
for
the
fiscal
year
ending
June
30,
2027.
A
representative
of
KPMG
is
expected
to
be
present
at
the
annual
meeting.
Such
representative
will
have an
opportunity
to make a statement
if he or she desires to
do so and
is expected
to be available
to
respond to
appropriate
questions
from
shareholders
.
The
Board
requests our
shareholders
to ratify
the selection
of KPMG
as our
independent
registered public
accounting
firm
for the
fiscal year
ending
June
30, 202
7. Although
ratification
is not required
by our Amended
and
Restated
By-Laws or
otherwise,
the Board
is submitting the
selection of
KPMG to our shareholders
for ratification
as a matter
of good corporate
practice. In the
event
our
shareholders
fail to
ratify
the appointment,
the Audit and
Risk
Committee
may
reconsider
this selection.
Even if
the selection
is
ratified, the
Audit and Risk Committee
in its discretion
may
select a different
registered
public accounting
firm at any
time during the
year
if it determines
that
such a
change
would be in our best
interests and
the best
interests of
our shareholders.
The Board
recommends a
vote FOR
the ratification
of the selection
of KPMG.

PROPOSAL
NO. 3: ADVISORY
VOTE TO
APPROVE
EXECUTIVE
COMPENSATION
We
are
providing
you
with
the
opportunity
to
vote
to
approve,
on
an
advisory
basis,
the
compensation
of our
executive
officers
named
in the Summary
Compensation
Table
under “Executive
Compensation,”
to whom
we refer
as our
“named
executive
officers”
or “NEOs”. This
proposal,
which is commonly
referred to as “say on
pay,”
is required by Section
14A of the U.S.
Securities
Exchange
Act of 1934,
as amended
(the “Exchange
Act”).
The philosophy
of our
executive compensation
program is to
link compensation
to the achievement
of our key strategic
and
financial
goals.
Therefore,
we
reward
our
executives
for
their
contributions
to
our
annual
and
long-term
performance
by
tying a
significant
portion of their total
compensation
to key drivers
of increased
shareholder value.
At the same
time, we believe our program
does not
encourage
excessive
risk-taking by
management.
The “Executive
Compensation”
section of this
proxy
statement
beginning
on page 19,
including the
“Compensation
Discussion and
Analysis,” describes
in detail
our executive
compensation
program and
the
decisions
made
by the
Remuneration
Committee
with respect to our
fiscal year
ended
June 30,
2026.
The Board
requests shareholders
to cast
a non
-binding advisory
vote
on the
following resolution:
“Resolved,
that
the
compensation
paid
to
the
Company’s
named
executive
officers,
as
disclosed
pursuant
to
the
disclosure
rules
of the
U.S.
Securities
and
Exchange
Commission
(the
“SEC”),
including
the
Compensation
Discussion
and
Analysis,
compensation
tables and narrative
discussions,
is approved
on an advisory
basis”.
Because
your vote
is advisory,
it will
not be
binding upon
the Board
or the
Remuneration
Committee.
However,
the Board
and the
Remuneration
Committee
value the
opinions
expressed
by our
shareholders
and will
consider
the outcome
of the vote
when
considering
future
executive
compensation
decisions.
The Board
recommends a
vote FOR
the approval
of the compensation
of our named
executive
officers.
BOARD
OF DIRECTORS
AND CORPORATE
GOVERNANCE
MEETINGS
OF THE
BOARD AND
DIRECTOR
INDEPENDENCE
Our Board
typically holds a regular
meeting once every
quarter and
holds special meetings when
necessary.
During the fiscal
year
ended
June
30,
2026
,
our
Board
held
a
total
of
five
meetings.
Each
of
our
directors
attended
all of
the
total
number
of such
meetings and
the total
number of meetings
held by all committees
of the Board
on which each
such director served,
during the
period
for which
each such
director served.
We
encourage
each member
of the Board
to attend
the annual meeting
of shareholders,
but have
not adopted
a formal policy with respect
to such attendance.
Eight
out of our
eleven directors attended
last year’s annual
meeting
.
Mr.
Mazanderani
did not attend
the annual
meeting last year,
and neither
did Ms.
Lacerda
and Mr. Oates
because
they were
not members
of the
board
at
that
time.
The non-employee
directors meet regularly without
any management
directors or
employees present. These
meetings are held
on the
day of
,
or the
day preceding
,
other Board
or committee
meetings.
The
Board annually
examines
the relationships
between
us
and each
of our directors. After
this examination,
the Board has concluded
that
seven of our eleven directors
qualify as “independent”
as defined under
Nasdaq
Rule 5605(a)(2)
as that term relates to
membership
on the Board
,
who are Messrs.
Ball, Oates and
Pillay and
Mses. Gobodo,
Lacerda,
Naidoo
and
Singh-Bushell.

COMMITTEES
OF THE BOARD
The
Board
has
established
an
Audit
and
Risk
Committee,
a
Remuneration
Committee,
a
Nominating
and
Corporate
Governance
Committee,
a Social and
Ethics Committee
and a Capital
Allocation Committee
(collectively,
the “Board
Committees”).
The current
members
of our
Board
Committees
are presented
in the table
below:
Director
Audit and
Risk
Committee
Remuneration
Committee
Nominating
and
Corporate
Governance
Committee
Social
and
Ethics
Committee
Capital
Allocation
Committee
Antony
Ball
..................................
X* X X*
Nonkululeko
Gobodo .................
X X*
Carolina
Lacerda .........................
X X
Lincoln Mali
(#) ..........................
X
Ali Mazanderani
(#*) .................
X
Venessa
Naidoo
...........................
X X
James Oates ..................................
X
Kuben Pillay
(^) ..........................
X X* X
Ekta Singh-Bushell .....................
X* X X
# Executive
* Chairperson
^ Lead
Independent
Director
Audit and
Risk Committee
The
Audit
and
Risk
Committee
consists
of
Mses.
Singh-Bushell,
Gobodo,
Lacerda
and
Naidoo,
and
Mr.
Oates,
with
Ms.
Singh-Bushell acting
as the Chairperson.
The composition
of the Audit
and Risk Committee
meets the requirements
for independence
under current
Nasdaq
listing standards
and SEC rules
and regulations.
The Board
has
determined that
Mses. Singh-Bushell,
Gobodo,
Lacerda
,
and
Naidoo,
and
Mr. Oates
are each
an
“audit
committee
financial expert”
as that
term is defined
in applicable
SEC rules,
and that
all members meet Nasdaq’s
financial literacy criteria.
The Audit and
Risk Committee
held 12 meetings during
the 2026
fiscal
year.
See “Audit
and
Risk Committee
Report”
on page
41.
The Audit
and Risk Committee
was established
by the Board
for the primary
purpose
of overseeing
or assisting the
Board in
overseeing
the following:
Audit
●
The
qualifications
and
independence
of our
registered public
accounting
firm
●
The
organization
and
performance
of
our
internal
audit
function
Compliance
Processes
●
Compliance
with
SEC
and
other
legal
and
regulatory
requirements
●
Compliance
with ethical standards
we have
adopted
●
Review of
our related
party
transactions
Financial
Reporting
●
The integrity
of our
financial
statements
●
The
accounting
and
financial
reporting
processes
and
the
audits
of our
financial
statements
●
Our
systems
of
disclosure
controls
and
procedures
and
internal control
over financial
reporting
Risk Management
●
Review
of
our
risk
assessment
and
enterprise
risk
management
process
A copy
of our
Audit and
Risk Committee
charter
is available
free of
charge
on our website,
www.lesaka.tech .

Remuneration
Committee
The Remuneration
Committee
consists of
Messrs. Ball
and Pillay
and Ms. Naidoo,
with
Mr. Ball
acting as the
Chairperson.
The composition
of the
Remuneration
Committee
meets the requirements
for independence
under Nasdaq
listing standards
and SEC
rules and
regulations. The
Remuneration
Committee
held four
meetings during the 202
6
fiscal year.
The Remuneration
Committee
has
the following principal responsibilities,
authority
and
duties:
Compensation
Structure
& Strategy
●
Review
and
approve
performance
goals and
objectives relevant
to the
compensation
of all our
executive officers,
evaluate
the performance
of each executive officer in light of those goals and
objectives, and
set each executive officer's
compensation,
including incentive-based and
equity-
based
compensation,
based
on such
evaluation
●
Make recommendations
to the Board with respect
to incentive
-
and equity
-based compensation
plans
●
Review
and
make
recommendations
to
the
Board
regarding
compensation
-related
matters
outside
the
ordinary
course,
including,
but
not
limited
to,
employment
contracts,
change
-in-
control provisions
and
severance
arrangements
●
Administer our
stock option,
stock incentive, and
other stock compensation
plans, including the
function
of making and
approving all grants of options and other awards
to all
executive officers
and
directors, and
all other eligible individuals,
under such
plans
●
Administer our
compensation
clawback
policy
●
Review annually
and
make
recommendations
to the
Board
regarding director compensation
●
Assist
management
in developing
and,
when
appropriate,
recommending
to
the
Board,
the
design of
compensation
policies and plans
●
Review
and
discuss
with
management
the disclosures
in
our
“Compensation
Discussion
and
Analysis”
and
any
other
disclosures
regarding
executive
compensation
to be
included
in
our
public filings
or shareholder
reports
●
Recommend
to
the
Board
whether
the
Compensation
Discussion
and
Analysis
should
be
included
in
our
proxy
statement,
Annual
Report, or
information
statement,
as applicable,
and
prepare
the related
report required by
the rules of the
SEC
Human Resources
&
Workforce
Management
●
Generally
oversee
our
human
resources
and
workforce
management
programs
A copy
of our
Remuneration
Committee
charter
is available
free of
charge
on our website,
www.lesaka.tech .
Nominating
and Corporate
Governance
Committee
The
Nominating
and
Corporate
Governance
Committee
consists
of
Messrs.
Pillay,
Ball
and
Ms.
Singh-Bushell,
with
Mr.
Pillay
acting as
the Chairperson.
The
composition
of the
Nominating
and Corporate
Governance
Committee
meets
the requirements
for
independence
under
Nasdaq
listing
standards
and
SEC
rules
and
regulations.
The
Nominating
and
Corporate
Governance
Committee
held two meetings
during the
2026
fiscal year.
The principal
duties and
responsibilities of
the Nominating
and
Corporate
Governance
Committee
are as
follows:
Corporate
Governance
●
Review
our
Corporate
Governance
Guidelines
annually
and
recommend
changes,
as
appropriate,
for
review
and
approval
by the
Board
●
Make
recommendations
regarding
proposals
submitted
by our shareholders
●
Establish and
monitor procedures
by which
the
Board
will
conduct,
at
least
annually,
evaluations
of its performance
Board Composition
●
Monitor the
composition,
size and
independence
of the
Board
●
Establish criteria
for Board and
committee
membership
and recommend
to
our
Board
proposed
nominees
for
election
to
the
Board
and
for
membership
on each
committee
of the
Board
●
Monitor
our
procedures
for
the
receipt
and
consideration
of
director
nominations
by
shareholders
and
other
persons
and
for
the
receipt
of
shareholder
communications
directed to
our Board
●
Make recommendations
to the Board regarding
management
succession
planning and
corporate
governance
best practices
A
copy
of
our
Nominating
and
Corporate
Governance
Committee
charter
is
available
free
of
charge
on
our
website,
www.lesaka.tech .

Social
and Ethics Committee
The Social and Ethics Committee
consists of Mses. Gobodo and
Singh-Bushell and Messrs. Mali and Pillay, with Ms. Gobodo
acting as
the Chairperson.
The Social and
Ethics Committee
held three meetings
during the 202
6
fiscal year.
The Social
and Ethics
Committee
was
established
to provide
oversight
of social
and ethical
matters
related
to our
company
and
to ensure
that
we are and
remain
a committed
socially responsible corporate
citizen.
A copy
of our
Social and
Ethics Committee
charter
is available
free of
charge
on our website,
www.lesaka.tech .
Capital
Allocation
Committee
The
Capital
Allocation Committee
consists
of Messrs.
Ball
and
Mazanderani
and
Ms. Lacerda,
with Mr.
Ball acting
as the
Chairperson.
The Capital
Allocation Committee
held four
meetings during the
2026
fiscal year.
The principal
duties and
responsibilities of
the Capital
Allocation Committee
are as
follows:
Capital
Allocation
●
Review
and
make
recommendations
to
the
Board
regarding
major
investment
proposals
and
capital
allocations
●
Monitor the execution
of approved
acquisitions and review
the performance
of completed
acquisitions
Investment
Management
●
Establish,
oversee
and
periodically
review
the
performance
of our
investments
●
Ensure
appropriate
independent
advice
is
sought
in
relation to
major
investments
A copy
of our
Capital
Allocation Committee
charter
is available
free of
charge
on our website,
www.lesaka.tech .
BOARD
LEADERSHIP
STRUCTURE
AND BOARD
OVERSIGHT
OF RISK
Board Leadership
Our
Board
is
led
by
Mr.
Mazanderani,
who
serves
as
our
Executive
Chairman.
Mr.
Pillay
serves
as
the
Board’s
Lead
Independent
Director.
Our
Board
believes
this
leadership
structure
effectively
allocates
authority,
responsibility,
and
oversight
between
manag
ement
and
the independent
members
of
our
Board.
It
gives
primary
responsibility
for
our
operational
leadership,
shareholder
engagement
and
strategic
direction
to
our
Executive
Chairman,
while
Mr.
Pillay
facilitates
our
Board’s
independent
oversight
of
management,
promotes
communication
between
senior
management
and
our Board
about
issues such
as
management
development
and succession planning,
executive
compensation,
and our performance,
engages with other key
stakeholders,
and leads
our Board’s
consideration
of key
governance
matters.
The Board’s
Role in
Risk Oversight
Managing risk is
an ongoing
process inherent in
all decisions made
by management.
The Board discusses risk throughout
the
year, particularly
at Board
meetings when specific actions are considered for approval.
The Board has ultimate responsibility to oversee
our enterprise
risk management
program. This oversight is conducted
primarily through various
committees
of the Board as described
below.
The
Audit
and
Risk Committee
has
direct oversight
of and
actively
assists
the
management
team’s
process
in identifying,
assessing, prioritizing
and
developing action
plans to
mitigate the
material
business, operational
and
strategic risks affect
ing us.
Furthermore,
the
Audit and
Risk
Committee
provides direct
oversight
of risks
relating
to the
integrity
of our
consolidated
financial statements,
internal control
over
financial reporting
and the internal
audit function.
The
Remuneration
Committee
oversees
the
management
of risks
related
to
our
executive
compensation
program.
The
Nominating
and
Corporate
Governance
Committee
oversees the
management
of risks related
to management
succession planning.
REMUNERATION
COMMITTEE
INTERLOCKS
AND INSIDER
PARTICIPATION
None of
the members
of our
Remuneration
Committee
has at any
time been one of our officers
or employees.
None of our
executive officers
serves or in
the past
has served as a member
of the Board
or Remuneration
Committee
of any entity that
has one or
more of
its executive
officers serving
on our Board
or our Remuneration
Committee.

NOMINATIONS
PROCESS
AND DIRECTOR
QUALIFICATIONS
The
Nominating
and
Corporate
Governance
Committee
employs
a rigorous
and
multifaceted
approach
for identifying and
evaluating
candidates
for
nomination
to
the
Board
of
Directors.
This
process
involves
continuous
assessment
of
the
Board’s
composition, size,
and independence,
and careful consideration
of any potential vacancies resulting from employment
changes or other
circumstances.
When
vacancies
are
anticipated
or occur,
the
Committee
actively
considers
a
diverse
pool
of
prospective
director
candidates.
Evaluation
of
candidates
is
conducted
during
both
scheduled
and
special
meetings
of
the
Nominating
and
Corporate
Governance
Committee,
with
consideration
possible
at
any
time
throughout
the
year.
Shareholder
recommendations
for
Board
candidates
are welcomed
and
subjected
to
the same
thorough
evaluation
process
as nominees
from
other sources.
The
Committee
applies
the
qualification
standards
referenced
above
to all
candidates
and
endeavors
to
achieve
an
optimal
balance
of
knowledge,
experience, and
capabilit
y
within the Board.
Additionally,
the
Committee
reviews
the
suitability
of current
Board
members
for
re-election,
taking
into
account
factors
such as
the number
of terms
served,
each
director’s capacity
to devote
sufficient
time and
attention
to their Board
duties
in
light of
other
professional
commitments,
and
the evolving
needs
of the
Board.
There
is no
prescribed
limit
on the
number
of terms
that
an
individual may
serve as a
director.
In
collaboration
with
the
Board,
the
Nominating
and
Corporate
Governance
Committee
evaluates
the
requisite skills and
attributes
for Board
service. Pursuant
to the
Corporate
Governance
Guidelines, the Committee
considers
a candidate’s
independence,
the
current
needs
of
the
Board,
and
the
candidate’s
background,
skill
set,
business
acumen,
and
anticipated
contributions.
At
a
minimum,
directors
are
required
to
demonstrate
the highest
standards
of professional
ethics,
integrity,
and
values,
coupled
with a
commitment
to representing the long-term interests
of shareholders. Directors
are also expected to possess
an inquisitive
and objective
mindset
,
practical
judgment,
and
mature
wisdom.
We believe the Board
collectively exhibits a balanced
portfolio of competencies and capabilities, as illustrated in the following table.
The
Committee
also
evaluates
each
non-employee
director’s
unique
skill
set
for
the
appropriate
constitution
of
Board
committees. Comprehensive
information
regarding each director’s experience, qualifications,
and skills is contained
in
their respective
biographies
under Proposal
No. 1.
The
Nominating
and
Corporate
Governance
Committee
may
further
consider
the
advantages
of
diversity
in
candidates’
perspectives,
backgrounds
and
experiences,
as
well
as
the
benefits
arising
from
constructive
working
relationships
among
Board
members.
Other
than
provisions
articulated
in
the
Corporate
Governance
Guidelines,
the
Committee
does
not
maintain
a
formal
diversity policy.
The Nominating
and Corporate
Governance
Committee
identified Ms. Lacerda
and Mr. Oates
with the
assistance
of
a third-party search
firm, which we
engaged
and paid
to identify and
evaluate
director candidates.
Neither Ms. Lacerda
nor Mr.
Oates
was recommended
by a security holder
of our
company
and neither director's
appointment
was made pursuant
to any arrangement
or
understanding
between
the director and
any
other person.
3
7
7
6
6
4
7
5
6
7
7
2
4
4
4
4
1
4
4
4
4
4
Sales, brand
and marketing (5)
Mergers
and acquisitions
(11)
Risk management
oversight
(11)
Accounting
/ finance (10)
Corporate
governance / law
(10)
Environment
and climate
(5)
People
and culture
(11)
Financial
technology
(9)
Global
business (10)
Senior executive
leadership (11)
Public company
board (11)
Our director
nominees’ core
competencies
and capabilities
–out
of 11
nominee directors
Non-executive Executive Total directors

SHAREHOLDER
COMMUNICATIONS
WITH THE
BOARD
Any shareholder
who wishes
to communicate
directly with the Board
may
do so via
mail or e-mail,
addressed
as follows:
Lesaka
Technologies,
Inc.
Board
of Directors
P.O.
Box 2424
Parklands,
2121,
South
Africa
E-mail:
investorrelations@lesakatech.com
and
cosec@lesakatech.com
Shareholders
engaging
with us
are required
to include
their name
and address
in any
such
written or
e-mail
communication
and
also indicate
whether
the sender
is a
shareholder
of our
company.
The corporate
secretary
shall transmit
any
communication
to
the Board, or individual
director(s), as applicable,
as soon as practicable
upon receipt. Absent safety
or security concerns, the
corporate
secretary
shall relay all
communications,
without any
other screening for
content.
CORPORATE
GOVERNANCE
GUIDELINES
The
Board
has
adopted
a set of
Corporate
Governance
Guidelines. We
will
continue
to monitor
our Corporate
Governance
Guidelines
and
adopt
changes
as necessary
to
comply
with
rules
adopted
by the
SEC and
Nasdaq
and
to conform
to best
industry
practice.
This
monitoring
will
include
comparing
our
existing
policies
and
practices
to
policies
and
practices
suggested
by
various
groups or authorities
active in corporate
governance
and the practices of other public companies.
A copy of our Corporate Governance
Guidelines
is available
on our website at
www.lesaka.tech .
CODE OF
ETHICS
The
Board
has
adopted
a
written code
of
ethics, as
defined
in the
regulations
of
the
SEC. We
require all
of
our
directors,
officers,
employees,
contractors,
consultants
and
temporary
staff,
including Messrs.
Mazanderani,
Smith,
Heilbron,
Kola
and
Mali,
and other
senior personnel
performing
similar functions,
to adhere
to this
code in addressing
the legal
and ethical
issues
encountered
in
conducting
their
work.
Our
code
of
ethics
requires
avoidance
of conflicts
of
interest,
compliance
with
all
laws
and
other
legal
requirements,
conduct
of business
in an
honest
and
ethical manner,
integrity and
actions
in our best
interest. Directors,
officers
and
employees
are required to
report any
conduct
that
they
believe in good faith
to be an
actual
or appa
rent violation
of the
code.
The
Sarbanes
-Oxley Act
of 2002
requires
companies
to have
procedures
to
receive,
retain
and
treat
complaints
received
regarding accounting,
internal accounting
controls or auditing
matters
and to allow for the confidential
and anonymous
submission by
employees of
concerns regarding
questionable
accounting
or auditing matters.
We
currently have
such procedures
in place. A copy
of
our code
of ethics
is available
on our website at
www.lesaka.tech .
SHARE OWNERSHIP
GUIDELINES
Our
share
ownership
guidelines
apply
to
our
Executive
Chairman
and
certain
other
executive
officers.
Our
Executive
Chairman
is expected
to own
shares in
our company
that have
a value
of four
times his
annual
base
salary
and our
other executive
officers
are
expected
to
own
shares
that
have
a value
of
two times
their
annual
base
salary.
Shares
may
be
owned
directly
by the
individual, owned
jointly with or separately
by the individual’s spouse, or held
in trust for the benefit of the individual,
the individual’s
spouse
or children.
Unvested
time-based
equity awards
acquired through
our
stock incentive
plan are included
in the computation
of
share ownership.
Shares underlying
stock options
or stock or
stock units
that are subject
to future
performance
conditions
(other than
solely continued
employment)
do not count
as ownership
for purposes
of assessing
compliance
with the
share ownership
guidelines
.
Our non
-employee directors
are not required
to own shares
in our company
under our share ownership
guidelines policy.
We
believe
that
this aligns with shareholding
practices
applicable
to non
-employee
directors in South Africa.

COMPENSATION
OF DIRECTORS
Directors
who
are also
executive
officers
do not receive
separate
compensation
for their services
as directors.
During
fiscal
2026,
our non
-employee
directors then
serving on the board
received compensation
as described
below.
Name
Fiscal 2026
Total
Fee
Arrangement
($) (1)
Fees Earned
or Paid in
Cash
($)
Stock Awards
($)
Stock
Options
($)
Other
($) (2)
Total
($)
Antony
Ball
136,000 136,000 - - 20,400 156,400
Nonkululeko
Gobodo
150,500 150,500 - - 21,439 171,939
Venessa
Naidoo
130,000 130,000 - - 19,500 149,500
Kuben Pillay
228,000 228,000 - - 34,159 262,159
Ekta
Singh-Bushell
192,500 192,500 - - - 192,500
Dean Sparrow
105,000 105,000 - - - 105,000
(1)
Column
represents total
fiscal 202
6
fees for
the full year.
(2)
Represents
value
added
taxes
which
are
statutory
indirect
taxes
charged
in
ZAR
on
Messrs.
Ball
and
Pillay’s
and
Mses.
Gobodo
and
Naidoo’s
compensation
and
reimbursed to
them.
Directors
receive
a
base
fee
for
membership
on
the
Board.
Directors
who
serve
on
Board
committees
and/or
serve
as
Chairperson
of Board committees
receive additional
compensation
in recognition of the
additional
time they are
required to spend
on
committee
matters. In fiscal 2024, we performed
a benchmarking
analysis against
the annual compensation
of non-employee directors
of U.S., UK,
and South
African comparable
companies
with a range of
market
equity capitalizations
above,
below and comparable
to
ours. The peer group
comprised: Altron
Limited,
Blue Label
Telecoms
Limited,
Cantaloupe,
Inc.
,
Capital Appreciation
Limited,
Cass
Information
Systems, Inc.
,
CSG Systems International,
Inc.
,
Dave Inc.
,
EVERTEC, Inc.
,
Everi Holdings Inc.
,
Green Dot Corporation
,
IDT Corporation
,
Medallion Financial Corp.
,
Model N, Inc.,
MoneyLion
Inc.
,
PayPoint plc, Repay Holdings Corporation
,
Synchronoss
Technologies,
Inc.
,
and
Transaction
Capital
Limited.
EQUITY
COMPENSATION
PLAN INFORMATION
The following
table sets forth information
regarding our compensation
plans under which our equity securities are
authorized
for issuance
as of
June 30,
2026
:
Plan Category
Number
of
securities
to be
issued upon
exercise
of outstanding
options, warrants
and rights
(a)
Weighted
average
exercise price of
outstanding
options,
warrants and
rights
(b)
Number
of
securities
remaining
available
for future
issuance
under
equity compensation
plans (excluding
securities
reflected
in column
(a))
(c)
Equity compensation
plans approved
by security
holders
Stock incentive
plan
................................................................
1,845,708 $6.52 3,821,116
Awarded
to Mr.
Mazanderani
in June 2024
4,000,000 $9.75 N/A
EXECUTIVE
COMPENSATION
ANALYSIS
OF RISK
IN OUR COMPENSATION
STRUCTURE
As
part
of
its
responsibilities
to
annually
review
all
incentive
compensation
and
equity-based
plans,
as
well
as
evaluate
whether
the
compensation
arrangements
of
our
employees
incentivize
unnecessary
and
excessive
risk-taking,
the
Remuneration
Committee
evaluated
the risk profile of
our
compensation
policies and practices
for
fiscal 202
6. In its
evaluation,
the Remuneration
Committee
reviewed
our
employee
compensation
structures,
and
noted
numerous
design
elements
that
manage
and
mitigate
risk
without diminishing
the incentivizing
nature
of the
compensation,
including:
●
A balanced
mix between
cash
and
equity,
and
annual
and
longer-term incentives;
●
Caps
on incentive
awards
at
reasonable
levels;
●
Linear payouts
between
target
levels with respect to annual
cash
incentive awards;
●
Discretion
on individual
awards,
particularly
in special circumstances;
and
● Long-term incentives.

The
Remuneration
Committee
also
reviewed
our
compensation
programs
for
certain
design
features
that
may
have
the
potential
to
encourage
excessive
risk-taking,
including:
over-weighting
towards
annual
incentives,
highly
leveraged
payout
curves,
unreasonable
thresholds, and
steep payout
cliffs at
certain
performance
levels that
may
encourage
short-term
business
decisions
to
meet
payout
thresholds. The
Remuneration
Committee
concluded
that
our compensation
programs
do not
include such
elements.
In addition, the Remuneration
Committee analyzed
our overall
enterprise risks and how compensation
programs may impact individual
behavior
in
a
manner
that
could
exacerbate
these enterprise
risks.
For
this
purpose,
the
Remuneration
Committee
considered
our
growth and
return performance,
volatility and
leverage. In
light of these
analyses,
the Remuneration
Committee
concluded that
it
has
a balanced
pay
and performance
program
that
does not
encourage
excessive risk-taking
that
is reasonably
likely to
have
a material
adverse effect
on us.
We
believe our
compensation
programs encourage
and reward
prudent
business judgment
and appropriate
risk-
taking over
the long term.
COMPENSATION
DISCUSSION
AND ANALYSIS
EXECUTIVE
SUMMARY
In this Compensation
Discussion and
Analysis, we:
●
Outline our compensation
philosophy
and
discuss how the
Remuneration
Committee
determines
executive
pay.
●
Describe
each element
of executive
pay,
including base salaries,
short-term and
long-term incentives
and executive
benefits.
We
believe that
our compensation
programs and
rewards
have been
designed
to motivate
our executives
and
drive business
value
that
is ultimately reflected
in our underlying enterprise
value
for both
the short
-
and
long-term.
Pay for Performance
The Remuneration
Committee
considered the absolute
and relative
alignment of
executive compensation
when it considered
the appropriateness
of the
level and
form
of compensation
and
found
executive
compensation
and
our performance
to be aligned.
Results of
Shareholder
Say-on-Pay
Votes
We
provide
our
shareholders
with
the
opportunity
to
cast
an
annual,
non-binding
advisory
vote
to
approve
executive
compensation
(a “say-on-pay”). At our annual
meeting of shareholders
held on December
8, 2025, 99.8% of the
votes cast on the say-
on-pay
proposal
at
that
meeting
were
voted
in
favor
of the
proposal.
The
Remuneration
Committee
will
continue
to
consider
the
outcome
of say
-on-pay
votes when
making
future
compensation
decisions for our
named
executive
offic
ers.
Highlighted
Compensation
Practices
Our executive
compensation
and corporate
governance
practices are structured to closely link executive
compensation
to our
performance
and
increase long
-term shareholder
value.
To achieve
our objectives,
we have
incorporated
the following practices:
WHAT
WE DO:
WHAT
WE DON’T
DO:
●
utilize performance
-based
programs,
including annual
and
long-term incentives
to link executive
compensation
to our performance
and
increase long-
term shareholder
value
●
offer
change
-in-control severance
gross-up payments
●
structure total
direct compensation
for our named
executive
officers such
that
a significant
portion is at
risk
●
offer
routine or excessive
perquisites
for our named
executive
officers
●
utilize mostly
objective
performance
metrics in
incentive plans
that
drive shareholder
value
creation
●
backdate
or reprice stock options
●
adopt
and enforce
a clawback
policy that
applies to
our
incentive programs
●
utilize excessive
incentive payments;
incentive payments
are capped
to discourage
inappropriate
risk taking
●
issue time
-based
awards
to retain
key employees
●
conduct
annual
say-on-pay
advisory
votes
●
establish stock
ownership guidelines
for certain
of our
executive
officers
●
award
severance
only at
the discretion
of the
Remuneration
Committee
given that there are no
formal
severance
arrangements

Our named
executive
officers for
fiscal 202
6
are set forth
in the following table:
Name of
Executive
Officer
Title
Ali Mazanderani
Executive
Chairman
and
Director
Dan Smith
Group Chief
Financial
Officer
and
Director
Naeem
Kola
Group Chief
Operating
Officer
Steven
Heilbron
Head
of Corporate
Development
and
Mergers & Acquisitions and
Director
Lincoln Mali
Chief Executive
Officer: Southern
Africa and
Director
Fiscal 2026
Compensation Summary
Base Salary.
To
ensure competitive
remuneration
and parity
the annual
base salaries
of
certain
of our
executives
were adjusted.
Effective
September
1,
2025,
Mr.
Smith’s
annual
base
salary
was
increased
by
12.50%
from
ZAR
6,000,000
to
ZAR
6,750,000.
Effective
from
February
1, 2026, Mr.
Mali’s
annual
base salary
was increased
by 6.67%
from
ZAR 7,500,000
to
ZAR 8,000,000
.
Messrs. Heilbron
and Kola’s annual
base salary
were kept at
$400,000,
and Mr. Mazanderani’s
annual base
salary
was kept
at
$600,000
.
One-off bonus.
On February
25, 2026,
the Remuneration
Committee
award
ed Mr. Mali a
one-off
bonus
of ZAR 3,500,000
.
Performance-Based
Annual
Cash
Incentive.
Messrs.
Smith,
Heilbron,
Kola
and
Mali
received
payments
of ZAR
3,300,000
($195,181);
$120,000
;
$160,000
and ZAR 3,000,000
($177,437), respectively,
under the quantitative
component
of our cash
incentive
award
plan,
and
representing
83%;
83%;
67%
and
83%
of
the
maximum
expected
performance
range
for
the
quantitative
component
of
the
award
.
Messrs.
Smith,
Heilbron,
Kola
and
Mali
received
payments
of
ZAR
2,700,000
($159,694);
$280,000;
$140,000
and ZAR
3,000,000
($177,437),
respectively,
under the
qualitative
component
of our cash
incentive
award
plan,
and
representing
67%;
83%;
58%
and
56%
of
the
maximum
expected
performance
range
for
the
qualitative
component
of the award. Messrs.
Smith and Mali amounts
converted to U.S.
dollars at the average
rate of exchange
for fiscal 2026.
Long-Term
Equity Based
Incentives.
On February
25, 202
6, our Board awarded
150,000
shares of restricted stock
to Mr. Mali.
The shares
will
vest in
three equal
tranches
over a
three-year
period commencing
February 25,
2027, and are
subject to
Mr.
Mali’s
continuous
employment
through each
vesting date.
COMPENSATION
PROGRAM OVERVIEW
FOR FISCAL
2026
The
goal
of our
executive
compensation
program
is the same
as our
goal
for
operating
our
company
—to create
long-term
value for our
shareholders.
To achieve
this goal, we seek to
reward our named
executive officers for sustained
financial and
operating
performance
and leadership excellence, to
align their interests
with those of our shareholders
and to encourage
them to remain
with us
for long and
rewarding careers.
Each element
of our
executive compensation
program is designed to
fulfill performance,
alignment and
retention objectives.
These elements consist of salary,
bonus and
both equity and non-equity incentive compensation.
Each named executive officer receives
one or more,
but not
necessarily all, of
these elements.
Compensation
Components
In
determining
the
type
and
amount
of
compensation
for
each
executive
officer,
we
focus
on
both
current
pay
and
the
opportunity
for future
compensation
and
seek to combine
compensation
elements
so as to
optimize his or her contribution
to us.
Pay Mix
We
consider
the
mix of
our
compensation
components
from
year
to year
based on
our overall performance,
an
executive’s
individual
contributions,
and
compensation
practices
of
other
U.S.-based
and
South
Africa-based
public
companies,
including
companies
in
our
“peer
group”
described
below.
We
do
not
have
an
exact
formula
for
allocating
between
cash
and
non-cash
compensation.
We do, nonetheless, provide for a balanced
mix of compensation components
that are designed to
encourage
and reward
behavior
that
promotes
shareholder
value
in both the
short-
and
long-term for
the nature
of the
executive
role.
.

Our
executive
compensation
program
is designed
to
attract,
motivate
and
retain key
executive
talent
and
promote
strong,
sustainable
long-term performance.
The three components
of total direct compensation
delivered in our program are 1) base
salary; 2)
performance
-based cash annual incentive and/or annual bonus;
and 3) performance
-based long-term equity-based
incentives. We place
an
emphasis
on
variable
performance
-based pay.
Each
component
promotes
value
creation
and
aligns
our
management
team’s
compensati
on with our long-term
strategic objectives.
Fixed/ Variable Component Form Key Characteristics
Fixed
Base
Salary
Cash
Base
Salary
increases are
determined
based
on market
considerations
and
do not
necessarily
occur each
year
Variable
Compensation
Bonus Cash
Bonus
is discretionary
and
dependent
upon
individual
performance
Performance
-Based
Cash
Annual
Incentive
Cash
Awards
are based
on
qualitative
and
quantitative
factors
Performance
-Based
Long-
Term
Equity-Based
Incentives
Equity
Equity grants
are subject
to
continued
service and/or
defined
performance
indicators
Other benefits Cash
Benefits
based
on territory-
specific employment
benefits
available
to peer company
executives
in similar position,
as negotiated
Pay Mix for Named Executive Officers
The
chart
below illustrates
the mix
of the
elements
of the
fiscal
2026
compensation
program
we established
for our named
executive
officers
using
the
maximum
expected
performance
range
for
the
cash
incentive
component,
where
“Other”
represents
amounts
paid
to Mr.
Kola
for
medical
benefits.
No equity
awards
were
included
in
the fiscal
2026
compensation
program,
and
the
grant of
restricted stock
to Mr. Mali
in February
2026
w
as
an
ad
hoc retention
award.
100%
45% 45% 45%
46%
55% 55%
54%
54%
1%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ali Mazanderani
($600,000)
Dan Smith
($871,861)
Steven Heilbron
($880,000)
Naeem Kola
($892,000)
Lincoln Mali
($989,238)
Named Executive
Officers -Mix
of Elements
for 2026 Compensation
Program
Salary
Cash Incentive
Award
Other

Compensation
Objectives
Performance
. We seek to motivate
and drive accountability
with our named
executive officers through
a combination
of cash
bonuses,
incentive
payments,
grants
of
restricted
stock
with
time-based
vesting
conditions,
and
grants
of
restricted
stock
that
vest
based on
the achievement
of predefined levels
of financial
and operating
goals and
increases in
our
share price
and/or
satisfaction
of
other
financial
and
strategic
performance
goals. Base
salary,
bonus
and
non-equity
incentive
compensation
are designed
to
reward
annual
achievements
and be commensurate
with each executive
officer’s scope
of responsibility,
demonstrated
ingenuity, dedication,
leadership and
management
effectiveness
.
Alignment
. We seek
to align
the interests
of our
named
executive
officers with
our
shareholders
by evaluating
them
on the
basis of
financial and
non-financial
measurements
that
we believe ultimately
drive long-term
shareholder value.
The
elements of
our
compensation
package that
we
believe align
these interests
most closely
are a combination
of annual quantitative
and qualitative
cash
compensation
awards
and
restricted
stock
awards
which
vest
over
time
and
become
vested
upon
the
satisfaction
of
specified
performance
goals.
Retention
. Retention
is a key
objective
of our
executive
compensation
program.
We attempt
to retain
our named
executive
officers by
seeking
to provide
a competitive
pay package
and using continued
service as
a condition
to
receipt of full
compensation.
The time-bas
ed vesting terms
of equity
awards
have
the effect
of tying this element
of compensation
to continued
service with us.
Implementing
our Objectives
Organization
of the Remuneration
Committee
The Remuneration
Committee
typically holds four regularly
scheduled meetings
each year,
with additional
meetings scheduled
when
required. There
are currently
three directors
on the
committee.
Each
member
of the
committee
is required to be:
●
An independent
director under
independence
standards
established
by the
Nasdaq.
●
A non-employee
director under
Rule 16b-3 of
the Securities Exchange
Act of 1934,
as amended.
Process
and General Industry
Benchmarking
The Remuneration
Committee
periodically analyzes
compensation
data
of companies that
it selects as a
peer group
to better
understand
how our pay package compares
with
those companies.
The peer group selected by the Remuneration
Committee
comprises
a broad
spectrum of
companies,
which
range significantly
in size from
a revenue,
profitability
and enterprise
value perspective.
The
peer group consists
of companies
generally considered
comparable
to us in
terms of their businesses
(such as being
a payment
systems
provider)
as
well
as
other
companies
within
other
parts
of
the
information
technology
sector
and
those
operating
in
or
providing
services in emerging
markets.
During fiscal 2024 the Remuneration
Committee
engaged Pay Governance
to assist it with a peer group
analysis.
The peer group
includes
U.S. and
South African
listed companies,
and consists
of the following
companies:
Altron Limited,
Blue
Label
Telecoms
Limited,
Cantaloupe,
Inc.
,
Capital
Appreciation
Limited,
Cass
Information
Systems,
Inc.
,
CSG
Systems
International,
Inc.
,
Dave
Inc.
,
EVERTEC,
Inc.
,
Everi
Holdings
Inc.
,
Green Dot
Corporation
,
IDT
Corporation
,
Medallion Financial
Corp.,
Model N, Inc.
,
MoneyLion
Inc.
,
PayPoint
plc, Repay
Holdings Corporation
,
Synchronoss Technologies,
Inc.
,
and Transaction
Capital
Limited.
No benchmarking
was
done
in this
fiscal
year
and
we will
embark
on a
refreshed
peer
review
process
for the
new
financial
year.
In
the
early
part
of
each
fiscal
year,
the
Remuneration
Committee
establishes
base
salaries
and
sets
the
short-term
cash
incentive award
plan remuneration
targets and
payment
criteria. Following
the end of
each fiscal
year,
the Remuneration
Committee
determines
the
annual
incentive
cash
payments
and
bonuses,
if
any,
to
be
made
to
each
executive
officer
based
on
their
and
our
performance
during the fiscal year.
The Remuneration
Committee’s
process for
determining
compensation
includes an analysis of
all
elements
of
compensation.
The
Remuneration
Committee
compares
these
compensation
components
separately
and
in
total
to
compensation
at
the peer
group
companies,
taking
into
account,
among
other things,
our
relative
market
capitalization
against
the
members of the peer group. The compensation
of other named executive officers is
generally determined
based on specific performance
criteria established
by the
Executive
Chairman
and
approved
by the
Remuneration
Committee.
Employment
and Other Agreements
We
have entered
into employment
agreements
and restrictive covenant
agreements
with
each of Messrs.
Mazanderani,
Kola,
Smith and
Heilbron in connection
with their
roles as our Executive
Chairman,
Group Chief Operating
Officer,
Group Chief
Financial
Officer
and
Head
of
Corporate
Development
and
Mergers
&
Acquisitions,
respectively.
In
addition,
each
of
Messrs.
Kola,
Mali
,
Mazanderani
and
Smith,
respectively,
and
our
wholly
owned
subsidiary,
Lesaka
Technologies
Proprietary
Limited,
entered
into
contracts
of employment
(“SA Employment
Contract”)
which became
effective
on July
1, 2021,
March
1, 2022,
July
1,
2026
and
October
1,
2024,
respectively.
All
five
executives
have
also
entered
into
a
restrictive
covenant
agreement
with
us.
Each
of
these
executive
officers
is entitled
to
receive
an
annual
base
salary
and,
except
for Mr.
Mazanderani,
an
annual
cash
incentive
award
(as
discussed
above).
The
employment
agreements
provide
that
each
of
Messrs.
Mazand
erani,
Smith,
Kola,
Heilbron
and
Mali’s
employment
is at
-will and
all
our
current
named
officer’s
SA
Employment
Contracts
provide
that
either
party
may
terminate
the
agreement
with three
months’
notice. From
June 2024,
Mr. Kola’s
SA Employment
Contract
was terminated
and he
is remunerated
solely
under his
employment
agreement
with Lesaka
Technologies,
Inc., which
was
amended
to cater
for all
of
his
base
salary
and
medical
benefit.

Except for Mr.
Mazanderani,
each of named
executive officers are subject
to certain
restrictive covenants,
as follows: During
their employment,
and for a
period
of 24 months
thereafter,
they may
not solicit
employees to
terminate
employment
with Lesaka
or
solicit customers
to
alter
their
relationship
with
Lesaka
or
to
engage
in
any
competing
business.
Furthermore,
each
such
named
executive officer
is subject to a non
-compete
(to the effect that
they may not be interested or involved
in any business which
competes
with,
or is similar
to, the business
of Lesaka),
which endures
during
his employment
and for a
period
of 24
months
thereafter,
in the
case of Mr.
Mali; a
period of
12 months
thereafter,
in the case of
Messrs.
Smith and
Kola; and
a period of
3 months
thereafter,
in the
case of Mr.
Heilbron. Mr.
Mazanderani’s
restrictive covenant
agreement
does not contain
a non-solicitation or
a non-compete
clause.
Equity
Grant Practices
We
believe
that
our
long-term
performance
is achieved
through
a
culture
that
encourages
long-term
performance
by our
executive officers
through the use of stock and
stock-based
awards. Accordingly, awards
of restricted stock
are a fundamental
element
in
our
executive
compensation
program
because
they
emphasize
long-term
performance,
and
help
align
the
interests
of
our
shareholders
and
employees.
We
have granted
equity awards through
our stock
incentive plan
which was
adopted
by our Board and
approved
by our shareholders.
In determining
the size
of an
equity award
to an
executive
officer,
the Remuneration
Committee
considers the
executive’s
current
cash
total
compensation
package
(which includes salary
,
potential
bonus
and
cash
incentive award
plan
compensation);
any
previously
received equity
awards;
the value
of the
grant at
the time
of the
award;
and
the number
of shares
available
for grants
pursuant
to our stock
incentive plan.
When awarding
equity compensation,
management
and
the Remuneration
Committee
seek to
weigh the
cost of
these grants
with their potential
benefits
as a
compensation
tool.
ELEMENTS
OF 202
6
COMPENSATION
Base Salaries
Our
executive
compensation
programs
emphasize
performance
-based pay.
This includes annual
bonuses
and
equity–based
long-term
incentive
awards.
However,
base salaries
remain
a necessary
and typical
part of
compensation
for attracting and
retaining
outstandi
ng employees
at
all levels.
Factors Considered
in Determining
Base Salaries
✓
Individual
contributions
and
performance
✓
Internal
equity
✓
Retention
needs
✓ Experience
✓
Complexity
of roles and
responsibilities
✓
Succession
planning
Adjustments
to Base
Salary
To ensure
competitive
remuneration
and parity
the annual
base salaries
of certain of
our executives were
adjusted.
Effective
September 1,
2025, Mr.
Smith’s annual
base salary
was increased by 12.50%
from ZAR 6,000,000
to ZAR 6,750,000.
Effective
from
February
1, 2026,
Mr.
Mali’s
annual
base salary
was
increased
by 6.67%
from ZAR
7,500,000
to ZAR
8,000,000.
Messrs. Heilbron
and Kola’s
annual
base salar
ies were kept at
$400,000,
and Mr.
Mazanderani’s
annual base
salary was
kept at $600,000
.
In addition,
with
effect
from
July
1,
2026,
Mr.
Mazanderani
received
an
annual
base
salary
of
ZAR
5,000,000
from
Lesaka
Technologies
Proprietary Limited
as a
consequence
of his employment
with this entity.
Performance-Based
Pay
Messrs. Smith,
Heilbron, Kola
and Mali
For fiscal 202
6, the Remuneration
Committee
established a cash
incentive award plan
for Messrs. Smith,
Heilbron, Kola
and
Mali pursuant
to which
each of them
would be
eligible
to earn a
cash incentive
award based
on a number
of quantitative
factors
that
directly
impacted
our
fiscal
2026
financial
performance
and
each
individual’s
contribution
toward
the
achievement
of
certain
objectives
.

Mr.
Smith
The cash
incentive award
plan
provided
for an expected
performance
range cash
incentive award
of between
0%
and 120%
of Mr. Smith’s
annual
base salary
of ZAR 6,750,000
($399,233 translated
at the average rate of exchange
for the year) for fiscal 202
6.
Under the plan, a 50% weighting was based on quantitative
factors and 50% was based on qualitative
factors. The award could increase
to a
maximum
of 120% of Mr.
Smith’s
base salary
based on
the assessment
of performance
against both
quantitative
and qualitative
targets.
Mr.
Heilbron
The cash
incentive award
plan
provided
for an expected
performance
range cash
incentive award
of between
0%
and 120%
of Mr.
Heilbron’s
annual
base salary
of $400,000
for fiscal 202
6. Under the plan,
a 30% weighting
was based
on quantitative
factors
and 70%
was based
on qualitative
factors. The
award could
increase to
a maximum
of 120% of Mr.
Heilbron’s
base salary,
based
on
the assessment
of performance
against
both
quantitative
and
qualitative
targets.
Mr.
Kola
The cash
incentive award
plan
provided
for an expected
performance
range cash
incentive award
of between
0%
and 120%
of Mr.
Kola’s
annual base
salary of $400,000
for fiscal 202
6. Under the plan,
a 50% weighting
was based
on quantitative
factors and
50%
was
based
on
qualitative
factors.
The
award
could
increase
to
a
maximum
of 120%
of
Mr.
Kola’s
base
salary
based
on
the
assessment
of performance
against
both
quantitative
and
qualitative
targets.
Mr.
Mali
The cash
incentive award
plan
provided
for an expected
performance
range cash
incentive award
of between
0%
and 120%
of Mr. Mali’s
annual
base salary
of ZAR 7,500,000
($443,593 translated
at the average
rate of exchange
for the year)
for fiscal 202
6.
Under the plan, a 40% weighting was based
on quantitative
factors and 60% was based on qualitative
factors. The award could increase
to a
maximum
of 120%
of Mr.
Mali’s
base salary,
based on
the assessment
of performance
against both
quantitative
and qualitative
targets.
Quantitative Portion of the Cash Incentive
Award Plan
Each of
Messrs. Smith
and Kola
was eligible
to receive
an amount
equal to 0% to
60% of his
individual
annual
base salary;
Mr.
Heilbron,
0%
to 36%;
and
Mr.
Mali,
0% to
48%, if
specified
quantitative
targets are
achieved.
The quantitative
targets were as
follows:
Allocation
of quantitative
portion to
quantitative
targets
Quantitative
targets:
Smith Heilbron Kola Mali
Group Net
Revenue
(A)
10% 10% 10% 10%
Group Adjusted
EBITDA (B)
10% 10% 10% 10%
Net Debt:
EBITDA (C)
10% - - -
Free Cash
Flow Conversion
(D)
10% - - -
Positive Earnings 10% 10% 10% 10%
Consumer
Segment Adjusted
EBITDA (E)
- - - 10%
Synergies
(F)
- - 20% -
Total
quantitative
portion
of cash incentive
awards
50% 30% 50% 40%
(A) Group Net
Revenue
target
of ZAR 6.0
billion.
(B) Group
Adjusted
EBITDA target
of ZAR 1.288
billion.
(C) Net
Debt to EBITDA
target
of less than
1.9 times
.
(D) Free
Cash
Flow conversion
target
of more
than
51% of
Group Adjusted
EBITDA
(E) Consumer
Segment Adjusted
EBITDA target
of ZAR 0.610
billion.
(F) Unlock
synergies
in Merchant
and
Enterprise.

Qualitative Portion of the Cash Incentive
Award Plan
Each of
Messrs. Smith
and Kola
was eligible
to receive
an amount
equal to 0% to
60% of his
individual
annual
base salary;
Mr.
Heilbron,
0%
to
84%;
and
Mr.
Mali,
0%
to
72%,
if
specified
qualitative
targets
are
achieved.
The
qualitative
targets
were
as
follows:
Mr. Smith was
eligible to receive
an amount
up to 60% of his annual base
salary based on his contribution towards enhancing
shareholder value
through performance
criteria, which include (with
agreed weighting
as a percent
of total qualitative
award
(50%) in
parentheses):
●
Executing various
finance
function
improvement
plans in fiscal
2026
(30%);
●
Demonstrable
strengthening of Sarbanes
-Oxley
(“SOX”)–compliant
internal controls,
including improved
documentation,
review
rigor,
and
remediation
of identified
control weaknesses
(10%);
●
Developing
and
managing
various
treasury
and
funding processes
in fiscal 2026
(5%); and
●
Evolving to
a performance
culture with collaborative
and
cohesive culture
in the finance
function
across the
organization
(5%).
Mr.
Heilbron
was
eligible
to
receive
an
amount
up to
84%
of
his
annual
base
salary
based
on
his
contribution
towards
enhancing shareholder
value through performance
criteria, which
include (with agreed
weighting as a percent of total
qualitative
award
(70%) in parentheses
):
●
Delivering on
any
potential
M&A objectives
in fiscal 2026
(45%);
●
Closing and
integrating the Bank
Zero acquisition
(15%); and
●
Embedding
Lesaka’s
high-performance
corporate
culture across
the organization
(10%).
Mr. Kola
was eligible to
receive an
amount
up to 60% of his annual
base salary
based on his contribution
towards
enhancing
shareholder value
through performance
criteria, which include (with
agreed weighting
as a percent
of total qualitative
award
(50%) in
parentheses)
:
●
Delivering the
integration
of Lesaka
Utilities (formerly known as
Recharger) into
our company
(30%);
●
Driving
a single regional
office
footprint
in South Africa
(10%); and
●
Supporting
the integration
of
the individual
Merchant
businesses into
a unified
Merchant
operation
(10%).
Mr. Mali
was eligible
to receive an
amount
up to 72% of his annual
base salary
based on his
contribution towards
enhancing
shareholder value
through performance
criteria, which include (with
agreed weighting
as a percent
of total qualitative
award
(60%) in
parentheses):
●
Driving communication,
public relations, brand
management
and
key stakeholder
relationships (25%);
●
Leading
change
in
Lesaka’s
value’s
system,
which
are
caring
and
inclusive,
driving
a
high-performance
corporate
culture
throughout
the organization
and
promoting
a customer
centric mindset
across the
organization
(20%);
●
Participating in
policy reforms
in the regulatory
environments
in which Lesaka
operates
(10%); and
●
Demonstrable
strengthening
of
SOX–compliant
internal
controls,
including
improved
documentation,
review
rigor,
and
remediation
of identified
control weaknesses
(5%).

Potential and Actual Payments
The
table
below presents
our
potential
payments
to Messrs.
Smith,
Heilbron,
Kola
and
Mali related
to the
quantitative
and
qualitative
portions of
our cash
incentive award
plan
for fiscal 202
6, as well as total
payments:
2026
Quantitative and
Qualitative
portions
of cash incentive
award
plan
(1)
Expected
Performance
Range
Quantitative Qualitative
Threshold From To From To Total (2)
Dan Smith
Potential
payment
%
- 0% 60% 0% 60% 120%
$
- - 239,540 - 239,540 479,080
Actual payment (3)
%
89%
$
354,875
Steven Heilbron
Potential
payment
%
- 0% 36% 0% 84% 120%
$
- - 144,000 - 336,000 480,000
Actual payment
%
100%
$
400,000
Naeem
Kola
Potential
payment
%
- 0% 60% 0% 60% 120%
$
- - 240,000 - 240,000 480,000
Actual payment
%
75%
$
300,000
Lincoln Mali
Potential
payment
%
- 0% 48% 0% 72% 120%
$
- - 212,924 - 319,387 532,311
Actual payment
(3)
%
80%
$ 354,874
(1)
All percentages
are derived
from
annual
base
salary
when cash
incentive award
was approved.
(2)
Total percentage
and USD amount
for potential payment
presented at the maximum
amount of the cash incentive award.
Percentage
actual
payment
represents cash incentive award
achieved
divided by base salary
for the
executive when
cash
incentive was
approved.
(3)
Amounts
translated
to USD from ZAR at
the average
rate of
exchange
for fiscal 202
6.

In September
2026, the
Remuneration
Committee
met and determined
each element
of our
financial performance
described
above
and each
executive’s contribution
toward
the qualitative
objectives.
The Remuneration
Committee,
after consultation
with Mr.
Mazanderani,
determined
that
the
executives
had
achieved
the
following
quantitative
targets
and
determined
to
award
the
USD
amounts
presented
in the table
below in respect of
the quantitative
component
of the
fiscal 202
6
cash
incentive award
plan:
Quantitative
target
and achieved percentages
and USD
amounts awarded
Smith Heilbron Kola Mali
Quantitative
targets:
Target Achieved Target Achieved Target Achieved Target Achieved
Group Net
Revenue
10% 10% 10% 10% 10% 10% 10% 10%
Group Adjusted
EBITDA
10% 10% 10% 10% 10% 10% 10% 10%
Net Debt:
EBITDA
10% 10% - - - - - -
Free Cash
Flow Conversion
10% 10% - - - - - -
Positive Earnings 10% 10% 10% 10% 10% 10% 10% 10%
Consumer
Segment Adjusted
EBITDA - - - - - - 10% 10%
Synergies - - - - 20% 10% - -
Total
(%)
50% 50% 30% 30% 50% 40% 40% 40%
Amount awarded
($)
(1)
$195,181 $120,000 $160,000 $177,437
(1)
Amount
for Messrs. Smith
and
Mali translated
to USD from ZAR at
the average
rate of
exchange
for fiscal 202
6.
In September 202
6, the Remuneration
Committee
considered whether to make
payments
in
respect of the qualitative
portion of the
cash
incentive
award
plan.
The
Remuneration
Committee
determined
to
award
Messrs.
Smith,
Heilbron,
Kola
and
Mali,
ZAR
2,700,000
($159,694);
$280,000;
$140,000;
and
ZAR
3,000,000
($177,437),
respectively,
of
the
qualitative
portion
of
the
cash
incentive award.
Messrs. Smith
and
Mali amounts
converted
to U.S. dollars at the
average
rate of
exchange
for fiscal 202
6.
In reaching
its conclusions
regarding
Messrs.
Smith,
Heilbron,
Kola
and
Mali, the Remuneration
Committee
consulted
with Mr.
Mazanderani
regarding each executive’s
achievement
of their respective qualitative
targets. Taking
cognizance of
Mr. Mazanderani’s
feedback
on
the
performance
of
each
named
executive
against
their
individual
qualitative
targets,
the
Remuneration
Committee
determined
to award
Messrs.
Smith,
Heilbron, Kola
and
Mali 67%,
83%,
58% and
56%, respectively,
of their
maximum
qualitative
target.
Equity grants
Time-based
Equity
Incentive Awards
On February
25, 202
6, our Board
awarded
150,000
shares of
restricted stock
to Mr. Mali. The
shares will vest in three equal
tranches
over a three-year period
commencing
February 25,
2027, and are subject
to Mr. Mali’s
continuous
employment
through each
vesting date.
Performance-based
Equity
Incentive Awards
We
did not award
any
performance
-based
equity incentive
awards
to our executives
during fiscal 2026
.
Stock options
awarded
We
did not award
stock options
to our executives
during fiscal 2026
.
OTHER
CONSIDERATIONS
The Remuneration
Committee’s
Advisors
In February
2024, the
Remuneration
Committee
retained
Pay Governance,
an
independent
advisor,
to assist with:
(i)
a peer
benchmarking
analysis
for
our
non-employee
director compensation
,
(ii) a peer
benchmarking
analysis
for
our
executive
officer’s
compensation
,
and
(iii) to
perform
a
summary
review
from
a risk
perspective
of
our
executive
compensation.
The
Remuneration
Committee
has
the
sole
authority
to
select,
compensate
and
terminate
its
external
advisors.
The
Remuneration
Committee
has
determined,
based
on
its
analysis
of
NASDAQ
requirements,
that
the
work
of
Pay
Governance
and
the
individual
compensation
advisors
employed
by Pay
Governance
as compensation
consultants
to us has
not created
any
conflict of
interest.
Policies
and Practices Regarding
the Timing
of Option Grants
The Remuneration
Committee
generally approves annual
equity awards for officers at
its
regularly scheduled meetings, which
are
set
in
advance.
The
Committee
does
not
time
the
granting
of
awards
in
coordination
with
the
release
of
material
non-public
information
(“MNPI”).
The
Committee
may
grant equity
awards
to new
hires
or for
retention
purposes
outside
of the
annual
grant

cycle, but
such grants
are not
timed to
take
advantage
of MNPI.
The Committee
does not take MNPI into account
when determining the timing or terms
of equity awards,
and we do not time
the disclosure
of MNPI for
the purpose
of affecting
the value
of executive
compensation.
During
fiscal year
2026, we
did not
grant any
stock options
or stock
appreciation
rights to
named
executive officers
within
the
period
beginning
four
business
days
before
and
ending
one
business
day
after
the
filing of
a
periodic
report
or
the
filing
or
furnishing of
a Form
8-K that
discloses MNPI. Therefore,
no tabular
disclosure is required
under Item
402(x)(2) of
Regulation
S-K.
Insider Trading
Policy
We
maintain an Insider Trading Policy
governing the
purchase,
sale and
other dispositions
of our
securities
by our
officers,
directors,
employees
and
consultants.
We
believe
our
Insider
Trading
Policy
is
reasonably
designed
to
promote
compliance
with
insider trading laws, rules
and regulations, as well as the Nasdaq
listing standards
applicable to us. Our
Insider Trading
Policy prohibits
trading while
in possession
of material
nonpublic information
and during
blackout
periods, and provides
for
preclearance
procedures
for our officers,
directors and
other employees,
as well as other related
policies and
procedures,
including as described
below.
The Insider Trading
Policy is attached
as an exhibit to our Annual
Report
on Form 10
-K filed with the SEC on September
9,
2026.
Clawback Policy
The Remuneration
Committee
adopted a compensation clawback
policy in
November 2023
which applies to named
executive
officers
who
receive
“incentive
compensation”.
For
purposes
of
the
Clawback
Policy
“incentive
compensation”
means
any
compensation
that is granted,
earned,
or vested
based
wholly or
in
part
upon
the attainment
of a
financial reporting
measure,
which
are measures that
are determined and presented in accordance
with
the accounting principles used in preparing our financial
statements,
and any
measures
that are
derived
wholly
or in
part
from such
measures,
and includes
stock price
and total
shareholder
return
(each
such
measure,
a “Financial
Reporting
Measure”).
Incentive
-based
compensation
shall be deemed
to
have
been
received
during the
fiscal period
in which
the Financial
Reporting Measure
specified in
the incentive
-based compensation
award is attained,
even if such
incentive-based
compensation
is paid
or
granted
after
the
end
of
such
fiscal
period.
For
the
avoidance
of doubt,
incentive-based
compensation
does
not
include
annual
salary,
compensation
awarded
based
on
completion
of
a
specified
period
of
service,
or
compensation
awarded
based
on subjective
standards,
strategic meas
ures or operational
measures.
The policy
applies
to all incentive
-based
compensation
received by the
covered
executives
:
(i) after
beginning
service
as an
executive
officer,
(ii)
who
served
as
an
executive
officer
at
any
time
during
the
performance
period
for
such
incentive-based
compensation,
and
(iii)
during the
three completed
fiscal years
immediately
preceding a
Restate
ment
Date (as
defined
below).
In the event
of a restatement,
which for
purposes of
the Clawback
policy refers
to an accounting
restatement
due to material
noncompliance
by us with
any
financial
reporting requirement
under
the
federal
securities laws,
including
any
required
accounting
restatement
to correct an
error
in previously
issued financial
statements
that is material
to the
previously
issued financial
statements,
or that would
result in a material
misstatement
if the error were corrected in the
current period
or left uncorrected
in the
current period
(a
“Restatement”),
we are
required,
as promptly
as reasonably
possible,
to
recover
any
erroneously
awarded
compensation,
which
refers to,
with respect
to each
covered
executive in
connection
with
a Restatement,
the amount
of incentive-based
compensation
that
exceeds the
amount
of incentive-based
Compensation
that would have been received
by the covered executive
had it been determined
based on the
restated amounts,
without regard to any taxes
paid by the covered
executive
(any such amount
being hereinafter referred
to as “Erroneously
Awarded
Compensation”)
received by an executive during
the three completed
fiscal years immediately
preceding
the
Restatement
Date, which
is
considered
to
be
the
earlier
of
(i)
the
date
our
Board,
a
committee
of our
Board,
or officer(s)
are
authorized
to take such action
if Board action
is not required,
concludes,
or reasonably
should have concluded,
that we are required to
prepare a Restatement
,
or (ii) the
date a court, regulator,
or other legally
authorized
body directs us to prepare
a Restatement
(any such
date
being hereinafter
referred to as
the “Restatement
Date”).
For
incentive-based
compensation
based
on stock
price or
total
shareholder
return,
our
Board
is required
to
determine
the
amount
of Erroneously Awarded
Compensation
based on a reasonable
estimate
of the effect
of the
Restatement
on the stock
price or
total shareholder
return upon
which the incentive
-based compensation
was received and we are required
to document
such reasonable
estimate
and
provide
such
documentation
to
the
Nasdaq.
Subsequent
changes
in
an
executive’s
employment
status,
including
retirement
or termination
of employment,
does not
affect
our rights
to recover
incentive-based
compensation
under the
policy.
Our
Board
is
required
to
determine,
in
its
sole
discretion,
the
method
of recovering
any
incentive-based
compensation
pursuant
to the
policy. Such
methods
may include, but are not limited to: (i)
direct recovery by reimbursement
,
(ii) set-off against
future compensation
,
(iii)
forfeiture
of
equity
awards
,
(iv)
set-off
or
cancelation
against
planned
future
awards
,
(v)
forfeiture
of
deferred
compensation
(subject to compliance
with the Internal Revenue
Code and related
regulations),
and/or
(vi) any other recovery action approved
by our
Board
and
permitted
under applicable
law.

We
are
not
permitted
to
indemnify
any
current
or
former
executive
officer
against
the
loss
of
Erroneously
Awarded
Compensation,
and
will not
pay,
or reimburse
any
executive
officer(s),
for any
insurance
policy
to
fund
such executive’s
potential
recovery ob
ligations.
The Clawback
Policy is attached
as an exhibit to our Annual Report on Form 10-K
filed with the
SEC on September
9, 2026.
Anti-Hedging
Policy
We maintain
an insider trading policy that addresses
hedging and pledging of our securities. The
policy prohibits employees
and
directors from
trading in puts,
calls, options
or other future
rights to purchase
or sell shares of
our common
stock.
Directors,
officers
and
other employees
are permitted
to
pledge
shares
held
in
our
company,
provided
that
the principal
amount
of the loan secured
may
not exceed
40% of
the value
of the
pledged
shares at
the time
the pledge
is given.
For this
purpose,
the value
of the shares is the
volume
-weighted average price
per share
over the 30 trading
days ending
on the day
before
the pledge is
given, on
the JSE for shares held
on the South
African Branch Register
or on Nasdaq
for all other shares, in each
case as derived from
the Bloomberg
database
.
REMUNERATION
COMMITTEE
REPORT
For the Year
Ended June
30, 202
6
The information
contained
in this report
shall
not be
deemed to
be “soliciting
material”
or “filed”
with the SEC
or subject
to the liabilities
of Section
18 of the Exchange
Act, except to the extent
that Lesaka Technologies,
Inc. specifically incorporates
it by
reference into a document filed under
the Exchange Act.
The Remuneration
Committee, which consists of three independent
directors, has reviewed
and discussed the “Compensation
Discussion
and Analysis”
section of
this proxy
statement
with management.
Based on
this review
and discussion,
the Remuneration
Committee
recommended
to our Board that the
“Compensation
Discussion and
Analysis” section
be included
in this proxy
statement
and
incorporated
by reference
into our Annual
Report
on Form 10
-K.
Remuneration
Committee
Antony
Ball, Chairman
Venessa
Naidoo
Kuben Pillay
EXECUTIVE
COMPENSATION
TABLES
The
following narrative,
tables
and
footnotes
describe the “total
compensation”
earned during fiscal
years
2026,
2025,
and
2024,
as applicable,
by our named
executive officers.
The total
compensation
presented below in
the Summary
Compensation
Table
does not reflect
the actual
compensation
received by our named
executive officers
or the target compensation
of our named
executive
officers in
fiscal 202
6, and
therefore
the actual
compensation
earned
.
Target
annual
incentive awards
for fiscal 202
6
are presented
in the Grants
of Plan-Based
Awards
table
on page
29.

SUMMARY
COMPENSATION
TABLE
(1)
The following table sets
forth the compensation
earned by our named
executive officers for services rendered during
fiscal years 2026,
2025,
and
2024.
Name and Principal Position Year
Salary
(2)
($)
Bonus
(3)
($)
Stock
Awards
(4)
($)
Option
(5)
($)
Non-Equity
Incentive Plan
Compensation
(6)
($)
All Other
Compensation
($)
Total
($)
Ali Mazanderani,
Executive
Chairman and Director
2026 600,000 - - - - - 600,000
2025 541,667 - - - - 67,682
(7)
609,349
2024 208,333 - - 5,480,000 - 20,892
(7)
5,709,225
Dan Smith, Group Chief Financial
Officer and Director
2026 392,781 - - - 354,875 - 747,656
2025 246,886 - 911,200 - 251,397 - 1,409,483
Steven Heilbron, Head of
Corporate Development and
Mergers & Acquisitions and
Director
2026 400,000 - - - 400,000 - 800,000
2025 391,667 - - 842,000 240,000 - 1,473,667
2024 350,000 72,366 983,250 - 327,634 - 1,733,250
Naeem Kola, Group Chief
Operating Officer
2026 400,000 - - - 300,000 12,000
(8)
712,000
2025 412,500 - 526,500 - 80,000 12,000
(8)
1,031,000
2024 450,000 - 259,031 - 377,551 10,886
(8)
1,097,468
Lincoln Mali,
Chief Executive
Officer: Southern Africa and
Director
2026 456,927 220,140 697,500 - 354,874 - 1,729,441
2025 410,709 - 526,500 - 230,447 - 1,167,656
2024 385,120 - 253,702 - 427,027 - 1,065,849
(1)
Includes
only those columns
relating to
compensation
awarded
to, earned by, or paid to
the named
executive officers in
any of
fiscal 2026, 2025,
and 2024
.
All other columns have
been omitted. Mr.
Mazanderani
was appointed
as our Executive Chairman
on February
1, 2024.
Mr. Smith was
appointed
as our
Group Chief
Financial
Officer effective
October 1, 2024.
(2)
Messrs.
Smith and Mali
’s salary
was
denominated
and paid in ZAR, and
has been
converted
into USD
at the average
monthly
exchange
rates for
the
applicable
period.
(3)
In
fiscal
2026,
the
Remuneration
Committee
awarded
and
paid
Mr.
Mali
a one
-off
discretionary
bonus
of
ZAR
3,500,000
($220,140). In
fiscal 2024, the
Remuneration
Committee
awarded Mr. Heilbron
a discretionary
bonus of $72,366
related to the
additional
effort
expended
by Mr.
Heilbron
related
to
the
Adumo
transaction.
The applicable
amount
for
Mr. Heilbron
was
denominated
and
paid
in USD.
(4)
Represents
FASB
ASC
Topic
718 grant date
fair value
of restricted
stock granted
under our
stock incentive
plan. See
note
17
to the consolidated
financial statements
included in our Annual
Report
on Form 10-K for
the year ended
June 30, 202
6, for the
relevant
assumptions
used
in
calculating
grant
date
fair
value
under
FASB
ASC
Topic
718
and
for
detail
regarding
any
conditions
attached
to the
awards.
(5)
Represents FASB
ASC Topic 718 grant date
fair value of 500,000 stock options granted under the 2022 Plan to Mr.
Mazanderani
as
well
as
4,000,000
stock
options
granted
to
Mr.
Mazanderani
following
approval
obtained
from
our
shareholders.
Also
includes
1,000,000
stock
options
granted
under
the
2022
plan
to
Mr.
Heilbron.
See
note
17
to
the
consolidated
financial
statements
included in our Annual Report
on Form 10-K for
the year ended June
30, 2026, for the relevant
assumptions
used in
calculating
grant date
fair value
under FASB
ASC Topic 718.
(6)
Non-equity
incentive plan
compensation
represents amounts
earned
by Messrs. Smith,
Heilbron,
Kola
and
Mali for
the fiscal
years ended
June 30,
2026, 2025,
and 2024
.
The amounts
for Messrs. Smith
and Mali were
denominated
and paid
in
ZAR
and
converted
into USD
at the average
exchange
rate for the
year
in which
the amount
was earned. The
amounts
for Messrs. Kola
and
Heilbron (for 2026,
2025
and
2024)
were denominated
and
paid
in USD.
(7)
Represents reimbursement
of certain business travel
expenses incurred by Mr.
Mazanderani
during the seven months to January
2025
and
the five
months
to June
30,
2024,
and
which
is capped
at
an
amount
of $100,000
during a 12-month
period
from
February
1, 2024 to
January
31, 2025.
(8)
Represents
payments
made
by us
for
Mr.
Kola’s
healthcare
plan
contributions
which,
until
May
2024,
were
paid
in
ZAR
converted
into USD at the applicable
monthly
average exchange
rates for the periods when paid, and from June 2024,
were paid
in USD.

PAY
RATIO
DISCLOSURE
Mr. Mazanderani
had total compensation
for fiscal year 2026
of $600,000,
as reflected in
the Summary
Compensation
Table
above.
We
have selected
June 30,
2026, as
the date
to identify
our median
employee.
As of June
30, 202
6, we had
3,861
employees
and we
have used these
3,861
employees
as our
pay
ratio disclosure population.
All of our employees
included in
this population
are
based
in jurisdictions
outside of
the United
States
and
the vast
majority,
approximately
99%, of
these employees,
are
employed
in
South
Africa.
We have
used the annualized functional
currency base salary
of our employees included in our pay ratio disclosure population as of June 30, 202
6, and calculated
the United States dollar equivalent
of these salaries
by converting the
functional
currency amounts
to United States
dollars
using exchange
rates as of June 30,
2026. We
have sorted this
list from
lowest to highest
and we estimate
that
our
median
employee
had
a
United
States
dollar
equivalent
salary
of
$9,568
as
of
June
30,
2026.
Mr.
Mazanderani’s
grossed-up
annualized
fiscal year
2026
base
salary
was approximately
63 times
that
of our
median
employee.
The pay
ratio identified
above
is a reasonable
estimate
calculated
in a manner
consistent
with SEC rules. Pay
ratios that
are
reported by our
peers may
not be directly comparable
to ours because of differences
in the composition
of each company’s
workforce,
as well as
the assumptions
and
methodologies
used in calculating
the pay
ratio, as
permitted
by SEC rules.
ACTUAL
2026
COMPENSATION
MIX
The
chart
below illustrates
the
mix
of the
actual
elements
of the
compensation
program
paid
in fiscal 202
6
for our
named
executive
officers:
100%
53%
50%
56%
26%
40%
47%
50%
42%
21%
13%
2%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Ali Mazanderani
($600,000)
Dan Smith
($747,656)
Steven Heilbron
($800,000)
Naeem Kola
($712,000)
Lincoln Mali
($1,729,441)
Actual 2026
compensation
mix
Salary ($) Stock Awards ($) Cash Incentive Award ($) Bonus ($) Other ($)

GRANTS
OF PLAN-BASED
AWARDS
(1)
The following
table provides
information
concerning non-equity and
equity incentive plan awards
granted during
fiscal 2026
to each
of our
named
executive
officers.
Estimated Future Payouts Under Non-Equity
Incentive Plan Awards (2)
All Other
Stock
Awards:
Number of
Shares of
Stock or
Units
Grant Date
Fair Value
of Stock and
Option
Awards
Name Grant Date
Date of
Committee
Action
Type of
Award
Threshold
($)
Target
(%) (3)
Maximum
($) (#) ($)
Dan Smith
- 25/02/2026 AC - 0% - 120% 479,080 - -
Steven Heilbron
- 25/02/2026 AC - 0% - 120% 480,000 - -
Naeem Kola
- 25/02/2026 AC - 0% - 120% 480,000 - -
Lincoln Mali
- 25/02/2026 AC - 0% - 120% 532,311 - -
25/02/2026 25/02/2026 RS
- - - 150,000 697,500
(1)
SO
(stock
option);
AC
(annual
cash
incentive
award);
RS
(restricted
stock).
Includes
only
those
columns
relating
to
grants
awarded
to the
named
executive
officers in fiscal
2026.
All
other columns
have
been omitted.
(2)
On
February
25,
2026,
the
Remuneration
Committee
approved
a
fiscal
2026
cash
incentive
award
plan
for
Messrs. Smith,
Heilbron,
Kola
and
Mali. The
plan
and
the actual
payments
made
thereunder are
described in
detail under
“—Compensation
Discussion
and
Analysis—Elements
of
2026
Compensation
—Performance
-Based Pay
—Messrs. Smith,
Heilbron,
Kola
and
Mali—Potential
and Actual Payments”.
There was no threshold for the qualitative
portion of the award plan. Messrs.
Smith and
Mali’s
amount
translated
from
ZAR to USD using the average
rate of exchange
for the
year
ended
June 30,
2026.
(3)
Target
represents
the
expected
performance
range
(refer
to
“—Compensation
Discussion
and
Analysis—Elements
of
2026
Compensation
—Performance
-Based
Pay”
).

OUTSTANDING
EQUITY
AWARDS
AT
2026
FISCAL YEAR-END
The following
table
shows all outstanding
equity awards held
by our named
executive officers
at the end
of fiscal
2026. The
market
value
of unvested
shares reflected
in this
table
is calculated
by multiplying
the
number
of unvested
shares by
the per
share
closing price
of $ 4.97
of our
common
stock on
June 30,
2026,
the last
trading day
of the
fiscal year.
Option Awards Stock Awards
Number of
Securities
Underlying
Unexer-
cised
Options
(#) Exer-
cisable
Number of
Securities
Underlying
Unexer-
cised
Options
(#) Unexer-
cisable
Option
Exercise
Price
($)
Option
Expiration
Date
Number of
Shares or
Units of
Stock That
Have Not
Vested
(#)
Market
Value of
Shares or
Units of
Stock That
Have Not
Vested
($)
Equity
Incentive
Plan
Awards:
Number of
Unearned
Shares,
Units or
Other
Rights That
Have Not
Vested
(#)
Equity
Incentive
Plan
Awards:
Market or
Payout Value
of Unearned
Shares, Units
or Other
Rights That
Have Not
Vested
($)
Ali Mazanderani
500,000 - 3.50 1/31/2029 - - - -
- 1,000,000 6.00 1/31/2029 - - - -
- 1,000,000 8.00 1/31/2029 - - - -
- 1,000,000 11.00 1/31/2029 - - - -
- 1,000,000 14.00 1/31/2029 - - - -
Dan Smith
- - - - 66,667
(1)
331,335 - -
- - - - - - 120,000
(2)
596,400
Steven Heilbron
- 350,000 6.00 1/31/2029 - - - -
- 250,000 8.00 1/31/2029 - - - -
- 100,000 8.00 1/31/2029 - - - -
- 150,000 11.00 1/31/2029 - - - -
- 150,000 14.00 1/31/2029 - - - -
Naeem Kola
- - - - 56,250
(3)
279,563 - -
- - - - - - 150,000
(2)
745,500
Lincoln Mali
- - - - 55,093
(3)
273,812 - -
- - - - - - 150,000
(2)
745,500
- - - - 150,000
(4)
745,500 - -
(1)
These shares of
restricted stock were awarded in October
2024, and one third of these
shares are scheduled
to vest on each
of October 1, 2025,
2026 and 2027, with vesting conditioned upon continuous service through the applicable vesting date.
(2)
These shares of restricted stock were awarded
in November 2024 and will vest in
full subject to the satisfaction of the following
conditions:
(1) the price of our
common stock is equal to or exceeds certain stock
price levels during specific measurement periods
from September 30,
2024 to September 30, 2027, and (2) the recipient is employed by us on a full-time basis when the condition in (1) is met.
(3)
These shares of restricted stock were awarded in October 2023 and will vest in full subject to the satisfaction of the following
conditions: (1)
the price of our common
stock is equal to or exceeds
certain stock price levels during specific
measurement periods from September 20, 2024
to November 17, 2026, and (2) the recipient is employed by us on a full-time basis when the condition in (1) is met.
(4)
These shares of restricted stock
were awarded in February 2026, and
one third of these shares
are scheduled to vest on each of February
25,
2027, 2028 and 2029, with vesting conditioned upon continuous service through the applicable vesting date.

OPTION
EXERCISES
AND STOCK
VESTED
There
were
no
stock
options
exercised
by
our
named
executive
officers.
The
following
table
shows
all
stock
awards
that
vested
during fiscal
2026:
Stock Awards
Name
Number of shares
acquired on vesting
(#)
Value Realized
on Vesting
($)
(1)
Dan Smith
33,333 139,332
(1)
The
value
realized
on
vesting
is calculated
as
the
closing
price
of
our
common
stock on
the
vesting
date
multiplied
by
the
number
of common
shares of
restricted stock
that
vested
.

PAY
VERSUS PERFORMANCE
DISCLOSURES
As required by Section
953(a) of the Dodd-Frank Wall
Street Reform and
Consumer Protection
Act, and
Item 402(v) of Regulation S-K
promulgated
under the Exchange
Act, we are providing
the
following
information
about
the relationship
between
executive
compensation
actually
paid and
certain
financial
performance
of our
company.
Refer
to the
Compensation
Discussion
and
Analysis section
for further
information
concerning our variable
pay
-for-performance
philosophy
and
how it aligns executive compensation
with our performance.
Year
Summary
compensation
table total for
first PEO
Summary
compensation
table total for
second PEO
Compensation
actually paid to
first PEO
Compensation
actually paid to
second PEO
Average
summary
compensation
table total for
non-PEO NEOs
Average
compensation
actually paid to
non-PEO NEOs
Value of initial fixed $100
investment based on:
Net income
(loss)
$ ‘000
Group Adjusted
EBITDA
ZAR ‘000
Total
shareholder
return
Peer Group
Total
shareholder
return
(1)(4) (2)(4) (1)(5) (2)(5) (3)(6) (3)(7) (8) (9) (10)
2026
$600,000
N/A
($220,000)
N/A
$997,274
$757,762
$106
$116
$2,758
ZAR 1,274,588
2025
$609,349
N/A
($1,018,451)
N/A
$1,270,452
$943,940
$95
$110
($90,957)
ZAR 906,573
2024
$5,709,225
$1,244,097
$6,371,525
$1,386,802
$1,298,856
$1,347,237
$99
$91
($18,515)
ZAR 675,332
2023 N/A
$1,432,860
N/A
$833,154
$1,283,723
$925,470
$81
$83
($35,935)
ZAR 432,078
2022 N/A
$3,978,441
N/A
$3,996,918
$873,407
$773,282
$109
$71
($44,697)
(ZAR 339,390)
(1)
First Principal
Executive
Officer
(“PEO”) is our current
Executive
Chairman,
Mr. Mazanderani
.
(2)
Second
PEO was
Chris Meyer
. Mr.
Meyer’s
employment
terminated
on February
29, 2024.
(3)
2026
and
2025
comprise four
NEOs:
Messrs. Smith, Heilbron, Kola and Mali
;
2024
comprise three
NEOs:
Messrs. Heilbron, Kola and Mali
; and
2023
and
2022
comprise four
NEOs:
Messrs. Heilbron, Kola, Mali, and Alex M.R. Smith
(terminated
employment
March
1, 2023).
(4)
Represents the
amount
of total compensation reported for each
PEO for
each corresponding
fiscal year in the “Total”
column of the Summary
Compensation
Table for each
applicable
fiscal year.

(5)
Represents
the amount
of “compensation
actually paid” to the first
and second
PEOs respectively,
as computed
in
accordance
with
Item 402(v) of Regulation S-K. The
dollar amounts
do not
necessarily
reflect the actual
amount
of compensation
earned
by or paid
to the
respective PEO during
the applicable
fiscal
year.
In accordance
with the requirements
of Item
402(v)
of
Regulation
S-K,
the
following
adjustments
were
made
to
the
respective
PEO’s
total
Summary
Compensation
Table
compensation
for
each
year
to
determine
the
compensation
actually
paid
:
First PEO Second PEO
Year
Summary
compensation
table total
Reported
value of
equity awards
Equity award
adjustments
Compensation
actually
paid
Summary
compensation
table total
Reported
value of
equity awards
Equity award
adjustments
Compensation
actually
paid
(a) (b) (a) (b)
2026
$600,000
$0
($820,000)
($220,000)
N/A N/A N/A N/A
2025
$609,349
$0
($1,627,800)
($1,018,451)
N/A N/A N/A N/A
2024
$5,709,225
($5,480,000)
$6,142,300
$6,371,525
$1,244,097
($441,779)
$584,484
$1,386,802
2023 N/A N/A N/A N/A
$1,432,860
($257,985)
($341,721)
$833,154
2022 N/A N/A N/A N/A
$3,978,441
($2,548,441)
$2,566,918
$3,996,918
(a)
The grant
date fair
value of
equity awards
represents
the total
of the
amounts
reported in the “Stock
Awards”
and “Option
Awards”
columns in the
Summary
Compensation
Table
for the
applicable
fiscal year.

(b)
The
equity award
adjustments
for each
applicable fiscal
year include
the
addition
(or subtraction,
as applicable)
of the
following:
(i) the
year
-end fair value
of any
equity awards
granted in the
applicable fiscal
year that
are outstanding
and unvested
as of the end
of the fiscal year;
(ii) the amount
of change as of the end
of the applicable
fiscal year (from
the
end of the
prior fiscal
year) in fair value
of any
awards granted
in prior fiscal
years that
are outstanding
and unvested
as of the end of
the applicable
fiscal year;
(iii) for awards
that
are granted
and vest in same applicable
fiscal year,
the fair value as of
the vesting date;
(iv) for awards granted
in prior years
that vest in the applicable
fiscal year,
the amount
equal
to the change as of the vesting date
(from the end of the prior fiscal year) in fair value; and
(v)
for awards
granted in prior fiscal years that
are determined to fail to meet the applicable
vesting conditions
during the applicable
fiscal year,
a deduction for
the amount
equal to the fair value
at the end of the
prior fiscal year;
and (vi) the dollar value
of any
dividends or
other earnings
paid on stock
or option awards
in the applicable
fiscal
year prior to the
vesting date that
are not otherwise
reflected in the
fair value of such
award or included
in any
other component
of total compensation
for the applicable fiscal year
(there
were no adjustments
related to item (vi)). The valuation
assumptions used to calculate
fair values did not
materially differ from
those disclosed
at the time of grant. The amounts
deducted or added in calculating the equity award adjustments are as follows
(only applicable
years presented
for each
respective PEO).
Year
(i)
Year
End
Fair Value
of
Unvested
Covered Year
Equity Awards
(ii)
Year
over Year
Change
in Fair Value
of
Outstanding
and
Unvested
Prior Year
Equity Awards
(iii)
Fair Value
as of
Vesting
Date of
Equity Awards
Granted
and Vested
in
the Year
(iv)
Year
over Year
Change
in Fair Value
of Equity
Awards
Granted in
Prior
Years
that Vested
in the
Year
(v)
Awards
Granted in
Prior
Fiscal Years
that are
Determined
to Fail to
Meet the Applicable
Vesting
Conditions
During the Applicable
Fiscal Year
Equity award
adjustments
First PEO
2026
$0
$0
$0
($820,000)
$0
($820,000)
2025
$0
($1,803,000)
$0
$175,200
$0
($1,627,800)
2024
$6,142,300
$0
$0
$0
$0
$6,142,300
Second PEO
2024
$469,121
$183,382
$0
$155,445
($223,464)
$584,484
2023
$203,927
($550,377)
$0
$4,729
$0
($341,721)
2022
$2,267,323
$0
$299,595
$0
$0
$2,566,918
(6)
Represents
the average
of the
amounts
reported for
our non
-PEO NEOs
as a
group in the “Total”
column
of the
Summary
Compensation
Table
in each
applicable
fiscal year.

(7)
Represents
the average
amount
of “compensation
actually paid” to
the non
-PEO NEOs as
a group, as
computed
in accordance
with
Item
402(v) of
Regulation
S-K. The
dollar
amounts
do
not
necessarily
reflect
the
actual
average
amount
of compensation
earned
by
or paid
to
the
non-PEO NEOs
as
a group
during
the
applicable
fiscal
year.
In
accordance
with the
requirements
of Item
402(v) of
Regulation
S-K,
the following
adjustments
were made to
average total
Summary
Compensation
Table compensation
for the
non-PEO NEOs as a group
for each
year to
determine
the compensation
actually
paid
:
Year
Average
Reported Summary
Compensation
Table
Total
for
Non-PEO
NEOs
Average
Reported Value
of Equity Awards
Average
Equity Award
Adjustments
Average
Compensation
Actually
Paid to Non-PEO
NEOs
(a) (b)
2026
$997,274
($174,375)
($65,137)
$757,762
2025
$1,270,452
($701,550)
$375,038
$943,940
2024
$1,298,856
($498,661)
$547,042
$1,347,237
2023
$1,283,723
($681,395)
$323,142
$925,470
2022
$873,407
($417,458)
$317,333
$773,282
(a)
The grant
date
fair value
of equity
awards
represents the
total
of the
amounts
reported in the
“Stock Awards”
and
“Option Awards”
columns
in the Summary
Compensation
Table
for the
applicable
fiscal year.

(b)
The equity
award
adjustments
for each
applicable
fiscal year
include the addition
(or subtraction,
as applicable)
are as
discussed above
in footnote
(5)(b), and there
were no
adjustments
related to
item (vi) in footnote
(5)(b). The amounts
deducted
or added
in calculating the
equity award
adjustments
for our non-PEO
NEOs are as follows:
Year
(i)
Average
Year
End Fair
Value
of Unvested Covered
Year
Equity Awards
(ii)
Year over Year Average
Change in
Fair Value
of
Outstanding
and Unvested
Prior Year
Equity Awards
(iii)
Average Fair Value as of
Vesting
Date of
Equity
Awards
Granted and
Vested
in the Year
(iv)
Year over Year Average
Change in
Fair Value
of
Equity Awards
Granted in
Prior Years
that Vested
in
the Year
(v)
Average
Awards
Granted
in Prior Fiscal
Years
that
are Determined
to Fail to
Meet the Applicable
Vesting
Conditions
During
the Applicable
Fiscal Year
Average
equity
award
adjustments
2026
$186,375
($88,933)
$0
$1,334
($163,913)
($65,137)
2025
$394,525
($12,225)
$0
($7,262)
$0
$375,038
2024
$532,489
$60,656
$0
$69,660
($115,763)
$547,042
2023
$280,876
($159,394)
$341,250
($36,790)
($102,800)
$323,142
2022
$267,099
$16,754
$23,036
$14,944
($4,500)
$317,333
(8)
Cumulative
total shareholder
return (“TSR”)
is calculated
by dividing
the sum of the cumulative
amount of dividends for the measurement
period, assuming dividend reinvestment,
and
the difference
between our
share price at
the end
and
the beginning of the
measurement
period by the
Company’s
share price at
the beginning of the
measurement
period.
(9)
Peer Group
Total Shareholder
Return
(“PGTSR”) represents
the cumulative
TSR of the
industry index
selected,
namely
the Nasdaq
Industrial Index
.
PGTSR is calculated
based
on a fixed
investment
of $100
at the beginning
of the
measurement
period and assumes
the reinvestment
of dividends.
The index
is weighted
based on the
market
capitalization
of its constituent
companies
in accordance
with the index provider
’s methodology
.
(10)
Group
Adjusted
EBITDA
is the
most
significant
performance
measure used
to link our
company’s
performance
to compensation
paid
to our
PEO and
non-PEO NEOs. Group
Adjusted
EBITDA
is
a non
-GAAP measure
and
is calculated
as earnings
(net
income
attributable
to Lesaka)
before
interest, tax,
depreciation
and
amortization
(“EBITDA”),
adjusted
for non-operational
transactions
(including loss on
disposal of
equity-accounted
investments, gain related
to fair value
adjustments
to currency
options), (earnings) loss
from
equity-accounted
investments,
stock-based
compensation
charges
and
once-off
items. Once
-off
items
represents
non-recurring expense
items, including
costs
related
to
acquisitions
and
transactions
consummated
or ultimately
not pursued
.

Tabular
list of financial
performance
measures
We
have
adopted
a cash
incentive award
plan
for the
current fiscal
year
which includes a
number
of financial
and
non-
financial
performance
measures.
We consider
the following to be a
list of our most
important
financial
performance
measures
used
to link co
mpensation
actually
paid
to our named
executive
officers for
our fiscal 202
6
company
performance,
as required
by Item
402(v) of
Regulation
S-K, the following
is a list of
financial
performance
measures:
Smith Heilbron
Kola
Mali
Group Adjusted EBITDA
Group Adjusted EBITDA
Group Adjusted EBITDA
Group Adjusted EBITDA
Group Net Revenue
Group Net Revenue
Group Net Revenue
Group Net Revenue
Positive Earnings
Positive Earnings
Positive Earnings
Positive Earnings
Description
of Relationships
Between
Certain Information
Presented
Item
402(v) of
Regulation
S-K requires
that
we provide
the relationship
between
compensation
actual
ly paid to
our
PEO
and
our
Non-PEO
NEOs
and
our
net
income
and
the
company
-selected measure,
namely
Group
Adjusted
EBITDA.
Fiscal
2026
represented
an
important
milestone in
Lesaka
’s transformation
into a leading
integrated
fintech platform.
Following
the acquisitions
of Adumo and
Utilities in fiscal 2025 and
the continued
integration of those businesses during fiscal
2026, Lesaka
further strengthened
its
Merchant,
Consumer
and
Enterprise
operating
segments
,
bringing
together
multiple
businesses
within
Merchant
and
creating a
more
diversified
platform
with
multiple
drivers
of
sustainable
growth.
Throughout
fiscal
2026,
management
remained
focused on
operational
execution, realizing integration
benefits,
scaling higher-margin
activities and
improving profitability
across
our company
.
Our reported net
income attributable
to us improved significantly
over the periods
presented. Net loss attributable
to us was
$18.5
million in fiscal
2024 and
$91.0 million
in fiscal
2025. In
fiscal 2026,
Lesaka
returned to profitability
and reported
net income
attributable
to
us of
approximately
$2.8 million.
The
substantially
higher
loss
reported
in
fiscal
2025
was
largely
driven
by
non-
operational
and non
-recurring items,
including
the
loss recognized
on
the disposal
of
our
investment
in MobiKwik
and impairment-
related
charges associated
with acquired businesses.
In contrast,
fiscal 2026
reflected the
benefits of improved
operating performance
across our
company
and
the absence
of similar losses of the
same
nature
and
magnitude
recognized in fiscal 2025.
While
net
income
is an
important
measure
of
overall
financial
performance,
management
believes that
Group
Adjusted
EBITDA
provides
a more
meaningful
measure
of the
underlying
operating
performance
of
our business because
it excludes
certain
non-operational,
non-cash
and
non-recurring
items
that
may
significantly
impact
reported
net
income
in
a
given
period.
Group
Adjusted
EBITDA
therefore
better reflects
management's
ability
to
execute
our
operating
strategy,
integrate
acquisitions,
generate
earnings
from core operations
and create
long-term
shareholder value.
Consistent
with this
view, Group
Adjusted
EBITDA
for fiscal
2024
was
ZAR
675.3
million,
ZAR
906.6
million
in
fiscal
2025
and
ZAR
1.3
billion
in
fiscal
2026,
representing
growth
of
approximately
41% from
fiscal
2025
to
fiscal
2026.
During the
same
period,
we achieved
strong growth
in
net
revenue,
operating
income
and
adjusted
earnings while delivering positive net income
attributable
to us.
Certain
of
our
equity
grants
are
linked
to
our
future
share
price
performance.
Compensation
actually
paid
includes
the
impact
of changes
in the
fair value
of equity
grants
with
performance
measures
linked to
share price
performance.
We believe
that
changes
in
our
share
price
are
not
only
impacted
by our
financial
and
operating
performance,
but also
impacted
by macro
socio-
economic
events.
Compensation
actually paid
for fiscal
2026
was
generally
adversely
impacted
by fair
value
adjustments
for these
equity awards
because,
while our share
price has increased
from
$4.49 to $4.97
from the
end of fiscal
2025
to the end
of fiscal
2026,
the fiscal 2026 price
is still lower than
all of our share targets related to the
equity grants
.
Our fiscal 2024 and
fiscal 2025 equity grants
linked
to
future
share
price
performance
did not
achieve
the
specific
share
price
targets
during
fiscal
2026.
As we
have
recorded
significant losses
over the past three fiscal
years to June
2025, we
believe that
our company
-selected measure to monitor performance
incentivizes
our executive
officers
to return
our
business to profitability,
and we
believe that
the company
is on the correct
trajectory
to achieve
this based
on our fiscal
2026
reported
results.
Accordingly,
our Remuneration
Committee
believes that
the compensation
actually
paid
to our executive
officers is
more
closely aligned
with Group Adjusted
EBITDA than
with reported net income, particularly
in periods where
net income is significantly
affected
by non-operational
items, acquisition
-related charges
or other
one-time events.
The
strong improvement
in Group
Adjusted
EBITDA
and
the return
to profitability
in fiscal
2026
demonstrate
the operating
progress achieved
by management
and
support the
relationship
between
executive
compensation
outcomes
and
our performance.

Relationship between compensation actually paid to PEOs and average compensation actually paid to Non-PEO NEOs and net income (loss)
Compensation actually paid to PEO's and Non-PEO NEOs ($)
$8,800,000
$7,800,000
$6,800,000
$5,800,000
$4,800,000
$3,800,000
$2,800,000
$1,800,000
$800,000
-$200,000
-$1,200,000
$0
-$20,000
-$40,000
-$60,000
-$80,000
-$100,000
Net income (loss) ($'000)
$(44,386)
$(35,935)
$(18,515)
$(90,957)
$2,758
2022
2023
2024
2025
2026
Compensation actually paid to PEOs
Compensation actually paid to Non-PEOs
Net income (loss)

..
..
..
..

..
..
POTENTIAL
PAYMENTS
UPON TERMINATION
OR CHANGE-IN-CONTROL
Under the
terms
of their
employment
agreements,
our named
executives
are entitled
to
three
months
written notice
before
any
termination
would take
effect.
Our Stock Incentive
Plan includes change
-in-control provisions related to equity
awards granted.
If the parties to any change-
in-control
transactions
do not
permit the
assumption,
continuation
or substitution
of awards
under the
Stock Incentive
Plan then
the
Stock Incentive
Plan
and any
awards
granted
under it shall terminate.
In such
case,
except
as may
be otherwise provided
in relevant
stock award agreements,
all options and
stock appreciation
rights with time-based vesting
conditions
or restrictions that
are not vested
and/or
exercisable immediately
prior to the effective
time of the chang
e-in-control shall
become fully
vested and
exercisable as of the
effective
time of the
change
-in-control. All other
awards with
time-based
vesting, conditions
or restrictions
shall become
fully vested
and
nonforfeitable
as of
the
effective
time
of
the
chan
ge-in-control, and
all awards
with conditions
and
restrictions relating
to the
attainment
of performance
goals may
become vested
and nonforfeitable
in connection
with a
change
-in-control in the
Remuneration
Committee’s
discretion or
to the
extent
specified in the
relevant
award
agreement(s).
In the
event
of such
termination:
●
We
shall
have
the
option
(in
our
sole
discretion)
to
make
or
provide
for
a
payment,
in
cash
or
in
kind,
to
the
participants
holding options
and stock appreciation
rights, in exchange for the
cancellation
thereof, in an amount
equal to the
difference between
(A) the sale price multiplied by the number
of shares subject to outstanding
options and
stock appreciation
rights (to
the extent
then exercisable
at prices not in
excess of
the sale
price) and
(B) the aggregate
exercise price
of all
such
outstanding
options and
stock appreciation
rights
(provided that,
out of the money stock
options and
stock appreciation
rights
shall be
cancelled
for no
consideration);
or
●
Each grantee shall be permitted,
within a specified period of time prior to the consummation
of the change-in-control
as determined by the Remuneration
Committee,
to exercise all
outstanding
options and
stock appreciation
rights
(to the extent
then
exercisable) held by such
participant.
We
also have the option
(in our sole discretion)
to make
or provide for a payment,
in
cash
or in kind, to the
grantees
holding
other
awards
in
an
amount
equal
to the
sale
price
multiplied
by
the number
of vested
shares under
such
awards.
The
treatment
of
awards
upon
a
change
-in-control
may
vary
among
the
award
types
and
participants
in
the
sole
discretion
of
the
Remuneration
Committee.
Unless otherwise
determined
by our Board (on
the same
basis or on different
bases as
the Remuneration
Committee
shall
specify), any
repurchase
rights or other rights of our
company
that relate to an award shall continue to apply to consideration, including
cash,
that
has
been substituted,
assumed
or amended
for an
award.
The 4,000,000
stock options awarded
to Mr. Mazanderani
have change
-in-control provisions that
are substantively
the same
as those
included in our Stock
Incentive
Plan.
On the
assumption
that
all restricted stock
awards
and
500,000
stock options
vested
in a change
-in-control transaction
or
our
Remuneration
Committee
waived
all
vesting
conditions
(including
performance
conditions)
regarding
a
change
-in-control

transaction
closing, in
either
case, on
June
30,
2026
,
using
our
June 30,
2026
,
closing
price
of $
4.97 and
unvested
restricted
stock
awards
of
748,010
shares
and
500,000
stock options
,
we
would
make
a potential
payment
of $4.4
million to
our
named
executive
officers,
comprising
$1.0
million,
$1.8
million,
$0.7
million,
and
$0.9
million
to
Messrs.
Kola,
Mali,
Mazanderani
and
Smith,
respectively.
CERTAIN
RELATIONSHIPS
AND RELATED
PERSONS
TRANSACTIONS
Familial
Relationships
There are no
familial relationships
among
any
of our
directors or executive
officers.
Policy
Agreement with
IFC Investors
Pursuant
to
the
Policy
Agreement,
dated
April
11,
2016
(the
“Policy
Agreement”),
between
International
Finance
Corporation,
IFC
African,
Latin
American
and
Caribbean
Fund,
LP,
IFC
Financial
Institutions
Growth
Fund,
LP,
and
Africa
Capitalization
Fund, Ltd.
(collectively,
the
“IFC
Investors”)
and
us, the
IFC
Investors
are entitled
to designate
one nominee
to
our
Board.
The
IFC
Investors
advised
us that
the IFC
Investors
regarded
Mr.
Hamid
as the
independent
director nominated
by the
IFC
Investors under
the terms
of the
Policy
Agreement,
and
have not
nominated
an
independent
director to replace
Mr. Hamid
following
his resignation.
In addition,
pursuant
to the
Policy Agreement,
the IFC
Investors have
been granted
certain
rights, including
the right
to require
us to repurchase
any shares we
have
sold to them
upon
the occurrence
of specified
triggering
events, which
we refer to as a
“put
right”.
Events
triggering
the
put
right relate
to:
(1)
us
being
the
subject
of
a governmental
complaint
alleging,
a court
judgment
finding or
an indictment
alleging that
we (a) engaged
in specified
corrupt,
fraudulent,
coercive, collusive
or obstructive
practices
,
(b)
entered
into
transactions
with
targets
of
economic
sanctions
,
or
(c)
failed
to
operate
our
business
in
compliance
with
anti
-money
laundering or
anti
-terrorism laws,
or (2) we reject
a bona
fide offer to
acquire
all of our outstanding
shares at a
time when
we have
in
place or implement
a shareholder
rights plan,
or adopt
a shareholder rights
plan
triggered by
a beneficial
ownership
threshold
of less
than
twenty percent.
The
put price
per share
will be the
higher
of the price
per share
paid to us by
the IFC
Investors
and the volume-
weighted
average
price per
share prevailing
for
the 60
trading
days
preceding
the triggering
event,
except
that
with respect
to a
put
right triggered
by rejection
of a
bona
fide offer,
the put
price per share will be the highest price
offered
by the
offeror.
Independent
Director
Agreements
We
have
entered
into
(or,
in
respect
of Ms.
Lacerda
and
Mr. Oates,
will
enter
into)
independent
director agreements
with
each of
our independent
directors, providing
for, among
other things,
the terms
of each
director’s service,
compensation
and
liability
insurance
coverage
.
Indemnification
Agreements
We
have entered
into (or,
in respect
of Ms. Lacerda
and Mr. Oates,
will enter into)
indemnification
agreements
with each
of
our directors. These agreements
require us to indemnify them,
to the fullest extent authorized
or permitted by applicable law,
including
the Florida
Business Corporation
Act, for certain
liabilities to which
they
may
become
subject
as a
result of their affiliation
with us.
Review,
Approval
or Ratification
of Related Person
Transactions
We
review
all relationships
and transactions
in which we and
our directors
and named
executive officers
or their
immediate
family members
are participants
to determine
whether
such persons
have a direct
or indirect
material interest.
Mr.
Smith
is primarily
responsible
for
the development
and
implementation
of processes
and
controls
to
obtain
information
from
the directors
and
named
executive officers
with
respect to related
person transactions
and for then determining,
based on the
facts and
circumstances,
whether
we or
a related
person
has
a direct
or indirect
material
interest
in the
transaction.
As required under
SEC rules,
transactions
that are
determined
to be directly
or indirectly
material to
us or a
related
person are
disclosed
in our
proxy
statement.
In addition,
our Audit
and Risk
Committee
reviews and
approves
or ratifies
any related
person transaction
that is
required
to be
disclosed. In
the course
of
its review
and
approval
or ratification
of a
disclosable related
party
transaction,
our Audit and
Risk Committee
considers:
●
The nature
of the
related
person’s
interest in the transaction;
●
The material
terms of
the transaction,
including, without limitation,
the amount
and
type
of transaction;
●
The importance
of the
transaction
to the
related
person;
●
The importance
of the
transaction
to us;
●
Whether the
transaction
would impair the
judgment
of a
director or executive
officer
to act
in our best interest;
and
●
Any other
matters
the Audit and
Risk Committee
deems
appropriate.

Any member
of the Audit
and Risk
Committee
who is a related
person with
respect to a
transaction
under review may
not
participate
in the deliberations
or vote respecting
approval
or ratification
of the
transaction,
provided, however,
that
such
director
may
be counted
in determining the
presence of
a quorum
at
a meeting
of the
Audit and
Risk Committee
that
considers the
transaction.
DELINQUENT
SECTION 16(A)
REPORTS
Section
16(a) of
the
Exchange
Act
requires
our
directors
and
certain
officers,
as
well
as
persons
who
own
more
than
10
percent of our common
stock, to file with the SEC initial reports
of beneficial
ownership on
Form 3 and reports
of subsequent
changes
in beneficial
ownership
on Form 4
or Form
5. Based
solely on
our review
of these
forms
filed with
the SEC,
and certifications
from
our executive
officers and
directors that
no other
reports were required
for such
persons, we
believe that
all directors and
officers and
greater than
10 percent shareholders
complied
with the filing requirements
applicable
to them
for the fiscal year
ended
June 30,
2026,
with the
exception of
(i) a late
Form 4 filed
on February
27, 2026, for
Mr.
Mali, in
connection
with the forfeiture
of restricted
shares
on December
1, 2025,
which did
not meet
the agreed performance
conditions,
and (ii)
Mr. Kola
who failed
to timely file
a Form 4 in
connection
with the forfeiture
of restricted shares
on December
1, 2025,
which did not meet
the agreed
performance
conditions
.
AUDIT AND
NON-AUDIT
FEES
The
following
table
shows
the
fees
that
we
paid
or
accrued
for
the
audit
and
other
services
provided
by
KPMG,
our
independent
registered public accounting
firm, in 2026
and
2025,
for the
fiscal years
ended
June 30,
2026
and
2025.
2026 2025
$ ‘000 $ ‘000
Audit Fees
2,770 2,949
Audit-Related
Fees
- -
Tax
Fees
- -
All Other Fees
18 12
Audit
Fees
– This
category
includes
the
audit
of
our
annual
consolidated
financial
statements
on
Form
10-K, review
of
financial
statements
included
in
our
quarterly
reports
on
Form
10-Q,
the
required
audit
of
management’s
assessment
of
the
effectiveness
of
our
internal
control
over
financial
reporting
and
the
auditors’
independent
audit
of
internal
control
over
financial
reporting,
and
the
services
that
an
independent
auditor
would
customarily
provide
in
connection
with
subsidiary
audits,
statutory
requirements,
regulatory
filings,
and
similar
engagements
for
the
fiscal
year,
such
as comfort
letters,
attest
services,
consents,
and
assistance
with review of documents
filed with the SEC. This category
also includes advice
on audit and
accounting matters
that arose
during, or
as a
result of, the
audit
or the review of interim financial
statements.
Audit-Related Fees –
This category consists of assurance
and related
services by
the independent
registered
public accounting
firm that
are reasonably
related to the performance
of the audit or review of our financial
statements
and are not reported
above
under
“Audit
Fees”.
Tax
Fees – This category consists of professional
services rendered by KPMG for tax
compliance
and tax advice. The services
for the
fees disclosed under
this category
include tax
return reviews and
technical
tax
advice.
All Other Fees – This category
consists of miscellaneous
fees that are not otherwise included
in the previous
three categories.
Pre-Approval
of Audit and
Non-Audit
Services
Pursuant to our
Audit and Risk Committee
charter, our
Audit and Risk Committee
reviews and pre
-approves
both audit and
non-audit
services
to
be
provided
by our
independent
auditors.
The
authority
to
grant
pre-approvals
of non
-audit
services
may
be
delegated
to one
or more
designated
members
of the
Audit and
Risk Committee
whose
decisions
will be
presented
to the
full Audit
and Risk Committee
at its next regularly scheduled meeting.
During fiscal
years 2026
and 2025,
all of the services provided by
KPMG
were pre-approved
by the
Audit and
Risk Committee
.
AUDIT AND
RISK COMMITTEE
REPORT
The
Audit and
Risk Committee
of the
Board
consists
of at
least three
independent
directors, as
required
by
Nasdaq
listing
standards.
The Audit and
Risk Committee
operates
under a written charter
adopted
by the Board, which is
available
on our website at
www.lesaka.tech
. The Audit and
Risk Committee
is responsible for overseeing
our financial
reporting process on
behalf of the Board.
The members
of the
Audit and
Risk Committee
are Mses.
Singh-Bushell,
Gobodo,
Lacerda
and Naidoo
and Mr.
Oates. Ms.
Lacerda
and Mr.
Oates joined
the Audit
and Risk
Committee
in September,
2026.
They did not participate
in the
determination
of the matters
discussed
below,
as
these
discussions
and
determinations
occurred
prior
to
the
date
of
their
appointment.
The
Audit
and
Risk
Committee
selects, subject
to shareholder
ratification,
our independent
registered public accounting
firm.
Management
is responsible for our
financial statements
and the financial
reporting
process,
including
internal controls.
The

independent
registered
public
accounting
firm
is
responsible
for
performing
an
independent
audit
of
our
consolidated
financia
l
statements
in accordance
with auditing
standards
generally
accepted
in the
United
States
and
of our
internal
control
over
financial
reporting and
for issuing a
report thereon.
The Audit and
Risk Committee
’s responsibility is to
monitor
and
oversee these
processes.
In
this
context,
the
Audit
and
Risk
Committee
has
met
and
held
discussions
with
management
and
KPMG. Mr.
Smith
represented
to the Audit
and Risk
Committee
that the consolidated
financial statements
were prepared in
accordance
with
accounting
principles generally accepted
in
the United States, and the Audit and Risk Committee
reviewed and discussed the consolidated
financial
statements
with
Mr. Smith
and KPMG.
The Audit and
Risk Committee
discussed with
KPMG the matters
required to be discussed
by
the
Public
Company
Accounting Oversight
Board
(the
“PCAOB”)
and
the
SEC.
These
matters
included
a
discussion
of
KPMG’s
judgments
about
the quality
(not just
the acceptability)
of our
accounting
principles as applied
to our financial
reporting.
KPMG also provided
the Audit and
Risk Committee
with the written disclosures and
letter required by the
PCAOB regarding
KPMG’s
communications
with
the Audit and Risk Committee
concerning independence,
and the Audit and Risk Committee
discussed
with KPMG
the firm’s
independence.
Based upon
the Audit
and Risk
Committee
’s discussion
with management
and KPMG
and the Audit
and Risk
Committee’s
review
of the
representations
of management
and the
disclosures
by KPMG
to
the
Audit
and
Risk
Committee
,
the Audit
and
Risk
Committee
recommended
to the Board
that our
audited
consolidated
financial statements
be included
in our Annual
Report
on Form
10-K for
the year
ended
June 30,
2026
,
for filing with the SEC.
Audit and
Risk Committee
Ekta
Singh-Bushell, Chairperson
Nonkululeko
Gobodo
Carolina
Lacerda
Venessa
Naidoo
James
Oates
SECURITY
OWNERSHIP
OF CERTAIN
BENEFICIAL
OWNERS AND
MANAGEMENT
The following
table
presents, as
of September
25, 2026
,
information
about
beneficial
ownership of
our common
stock by:
●
each person or group of affiliated
persons who or
which, to our knowledge, owns beneficially more than
5% of our outstanding
shares of
common
stock;
●
each
of our
current directors and
named
executive
officers;
and
●
all of
our current
directors and
executive
officers as
a group.
Beneficial
ownership
of shares
is determined
in accordance
with SEC rules
and generally
includes
any shares
over
which a
person
exercises
sole
or
shared
voting
or
investment
power.
The
beneficial
ownership
percentages
set
forth
below
are
based
on
85,794,723
shares of common
stock outstanding
as of September 25, 2026.
All shares
of common
stock, including that
common
stock
underlying
stock options
that are
presently exercisable
or exercisable
within 60 days
after
September 25,
2026 (which
we refer to
as
being
currently
exercisable)
by
each
person are
deemed
to be
outstanding
and
beneficially
owned by
that
person for
the
purpose
of
computing
the ownership
percentage
of that
person, but
are not
considered
outstanding
for the
purpose
of
computing
the percentage
ownership
of any
other person.
Unless
otherwise
indicated,
to our
knowledge,
each
person listed
in
the table
below has
sole voting
and investment
power with respect to the shares shown
as beneficially owned
by such person, except
to the extent applicable
law gives
spouses shared
authority.

Except
as otherwise
noted,
each
shareholder’s
address
is c/o
Lesaka
Technologies,
Inc.,
7 Parks
Boulevard,
Oxford
Parks,
Dunkeld,
Johannesburg,
2196,
South
Africa.
Shares
of Common
Stock Beneficially
Owned
Name Number %
Antony
Ball
- -
Nonkululeko
Gobodo
- -
Steven
Heilbron
(1)
750,000 *
Naeem
Kola
(2)
423,769 *
Carolina
Lacerda
- -
Lincoln Mali (3)
480,755 *
Ali Mazanderani (4)
2,991,538 3%
Venessa
Naidoo
- -
James
Oates
- -
Kuben Pillay
- -
Ekta
Singh-Bushell
7,000 *
Dan Smith (5)
250,500 *
Dean Sparrow
- -
Value
Capital
Partners (Pty) Ltd
(6)
15,642,598 18%
IFC Investors
and
Related
Entities
(7)
8,430,676 10%
The Goldman
Sachs
Group, Inc.
(8)
4,999,960 6%
Morgan
Stanley
(9)
5,211,240 6%
Directors
and
Executive
Officers as a
Group
(10)
4,903,562 6%
*Less than
one percent
(1)
Comprises 750,000
shares of
common
stock.
(2)
Comprises (i)
217,519
shares of
common stock;
and
(ii) 206,250
shares of
restricted stock,
the vesting
of which
is
subject
to the
satisfaction
of certain
time-based
vesting conditions.
(3)
Comprises (i)
125,662
shares of
common stock;
and
(ii) 355,093
shares of
restricted stock,
the vesting
of which
is
subject
to
the
satisfaction
of certain
time-based
vesting conditions.
(4)
Comprises (i)
2,491,538 shares
of common stock
and (ii) options
to purchase
500,000 shares of
common stock, all of
which were
exercisable as
of September
25, 2026.
(5)
Comprises (i)
63,833 shares
of common
stock; and
(ii)
186,667 shares of
restricted
stock,
the vesting
of which
is
subject to the
satisfaction
of certain
financial
performance
and
certain
time-based
vesting conditions
.
(6)
VCP has
sole voting and
dispositive power over these securities. VCP’s
business address
is 173 Oxford Road, 8th
Floor, Rosebank,
2196,
South Africa. Antony Ball is
the non
-executive chairman of VCP. Of the shares reported for VCP, 4,638,259 shares have been
pledged as
security for a
working capital
facility with Peresec.
(7)
Based
on information available to
us as of the record
date, including
Amendment No. 5 to Schedule 13D filed on June 17, 2026, and
subsequent Form
4 filings,
the
IFC Investors
and
related entities beneficially own
an
aggregate of
8,430,676 shares.
According to
Amendment
No. 4 to Schedule 13D filed by the IFC Investors and related entities with the SEC on March 17, 2026: (a) International
Finance Corporation (“IFC”)
beneficially
owns an aggregate
of 3,271,862
common shares
as to which
it
has sole voting and dispositive
power, (b)
IFC African, Latin
American
and
Caribbean
Fund,
LP
(“ALAC”)
beneficially
owns
an aggregate
of 1,856,263
common
shares
as to which
it has shared voting and dispositive power,
(c)
IFC African, Latin American
and Caribbean
Fund (GP)
LLC (“ALAC
GP”)
beneficially owns an aggregate of 1,856,263
common shares
as to which
it has shared voting and dispositive power,
(d)
IFC Financial
Institutions Growth Fund,
LP
(“FIG”)
beneficially owns an aggregate
of 3,302,551
common shares
as to
which it
has shared voting
and
dispositive power, and
(e)
IFC FIG
Fund (GP),
LLP
(“FIG GP”)
beneficially owns an
aggregate
of 3,302,551
common
shares as
to
which
it has shared voting and dispositive
power. Each of ALAC,
a United Kingdom limited
partnership,
and FIG,
a United Kingdom limited
partnership, is
primarily engaged in
the business
of investing
in
securities.
ALAC
GP, a Delaware limited
liability
company, is
primarily
engaged in the business
of serving
as the general
partner of ALAC.
FIG GP,
a United Kingdom limited
liability
partnership,
is primarily
engaged in the business of
serving
as the general
partner of FIG.
Each of ALAC
and FIG are
funds managed
by IFC Asset
Management
Company LLC, a
wholly-owned
subsidiary of IFC, that invests third party capital in
conjunction with IFC investments. The business
address
of the
aforementioned
entities is 2121 Pennsylvania
Avenue,
Washington,
D.C. 20433.
(8)
According to
Amendment
No.
3 to Schedule
13G
filed by
The Goldman
Sachs Group,
Inc.
(“Goldman
Sachs”)
with
the SEC
on February
6, 2025, Goldman Sachs has shared
voting
and dispositive power
over
these securities.
Goldman Sachs’s business address
is
200 West
Street, New York, NY 10282.
(9)
According to
Amendment
No.
3 to Schedule
13G
filed by Morgan
Stanley with
the SEC
on February
4, 2025,
Morgan Stanley
has
shared
voting and
dispositive power over these
securities. Morgan Stanley’s
business address
is 1585
Broadway,
New York, NY 10036.
(10) Represents shares
beneficially
owned by our
directors
and executive
officers as a group.
Includes 748,010 shares
of restricted
stock,
the
vesting of which
is subject to certain conditions
discussed
above and options
to purchase
500,000
shares of common
stock, all
of which
were exercisable as
of September
25, 2026
.

ADDITIONAL
INFORMATION
Annual
Report on Form
10-K
A
copy
of our
annual
report on
Form
10-K
(without
exhibits)
for
the fiscal
year
ended
June
30,
2026,
is being distributed
along
with
this
proxy
statement.
We
refer
you
to
such
report
for
financial
and
other
information
about
us, but
such
report
is
not
incorporated
in this proxy statement
and is not deemed to be a part of the proxy solicitation
material.
It is also available
on our website
( www.lesaka.tech
). In
addition,
our annual
report (with exhibits) is available
at
the SEC’s website (
www.sec.gov ).
Shareholder
Proposals
and Director
Nominations
for the 202
7
Annual Meeting
Qualified
shareholders
who wish
to have
proposals presented
at the 202
7
annual
meeting of shareholders
must
deliver them
to us by
June 8,
2027
,
in order to
be considered
for inclusion
in next year’s
proxy
statement
and proxy
pursuant
to Rule 14a
-8 under
the Exchange
Act. Shareholders
who
intend to
present an
item of
business for our
2027
annual
meeting of shareholders
(other than a
proposal presented
for inclusion in next year’s proxy statement
and proxy pursuant
to Rule 14a-8)
must provide notice of such business
to
us by
June
8, 2027
,
as set
forth
more
fully in
Section
2.08
of
our
Amended
and
Restated
By-Laws.
Shareholders
who
wish to
nominate
one or more
persons
for election
as directors
must
provide
notice of
such nominations
to us
by
June
8, 2027,
as set
forth
more fully
in Section
4.16 of
our Amended
and Restated
By-Laws. In addition,
shareholders
who
intend to
solicit proxies
in support
of director nominees
other than
our nominees
must provide
notice to
us that
sets forth the
information
required by Rule
14a-19
under
the Exchange
Act no later
than
September 19, 2027.
All proposals and
nominations
must be delivered
to us at our
principal
executive
offices
at
P.O. Box
2424,
Parklands
2121,
South
Africa.
Householding
of Proxy
Materials
We
have adopted
a procedure approved
by the SEC called “householding”.
Under this procedure,
multiple shareholders
who
share the same
last name
and address
will receive only
one copy of
the annual
proxy materials, unless
they notify us that
they
wish to
continue
receiving multiple
copies. We
have
undertaken
householding
to reduce
our printing costs and
postage
fees.
If you wish
to opt out of householding
and receive multiple
copies of the proxy
materials at
the same address,
you may
do so
at any
time prior to
30 days
before the
mailing of
proxy
materials, by
notifying us
in writing
at: Lesaka
Technologies,
Inc.,
P.O.
Box
2424, Parklands
2121, South Africa, Attention: Lesaka
Technologies, Inc. Corporate Secretary.
You also may
request additional
copies
of the
proxy
materials
by notifying
us in writing at the same
address.
If you share
an address with
another
shareholder and
currently are receiving
multiple
copies of the proxy
materials,
you may
request householding
by notifying
us at
the above
-referenced
address.
Other Matters
The Board
knows of
no other matters
that will be presented
for consideration
at the annual
meeting. Return of a valid
proxy,
however, confers
on the designated proxy
holders the discretionary
authority
to vote the shares in accordance
with
their best judgment
on such
other business,
if any,
that
may
properly come
before
the meeting
or any
adjournment
or postponement
thereof.
By Order of
the Board
of Directors,
Kuben Pillay
Lead
Independent
Director
October 2,
2026
THE BOARD
HOPES
THAT
YOU WILL ATTEND
THE MEETING.
WHETHER
OR NOT YOU
PLAN
TO
ATTEND,
PLEASE PROMPTLY
COMPLETE,
DATE,
SIGN AND
RETURN
THE ENCLOSED
PROXY.

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — LESAKA TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy is solicited on behalf of the Board of Directors of Lesaka Technologies, Inc. for the Annual Meeting of Shareholders to be held on November 18, 2026. The undersigned appoints Ali Mazanderani and Dan Smith, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Lesaka Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting, and at any adjournment or postponement thereof, as indicated on the reverse side of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, then this proxy will be voted FOR ALL nominees for director and FOR proposals 2 and 3.

Proxy Services c/o Computershare
PO Box 43017
Providence, RI 02940-3017

(Please Sign on Reverse Side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy for Shareholders Registered on South African Branch Register

THIS SOUTH AFRICAN PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This South African proxy is solicited on behalf of the Board of Directors of Lesaka Technologies, Inc. for the Annual Meeting of Shareholders to be held on November 18, 2026. The undersigned appoints Ali Mazanderani and Dan Smith, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Lesaka Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting, and at any adjournment or postponement thereof, as indicated on the reverse side of this South African proxy.

This South African proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, then this South African proxy will be voted FOR ALL nominees for director and FOR proposals 2 and 3.

This South African proxy must be lodged, posted or emailed to JSE Investor Services (Proprietary) Limited (using the contact details below), so as to reach them by 16:00 (SA time) on November 13, 2026. South African shareholders that have already dematerialized their shares through a CSDP or broker, other than with own-name registration, should not complete this South African proxy. Instead, they should provide their CSDP or broker with their voting instructions or, alternatively, they should inform their CSDP or broker of their intention to attend the Annual Meeting in order for their CSDP or broker to be able to issue them with the necessary authorization to enable them to attend such Annual Meeting.

THE BOARD HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE SOUTH AFRICAN PROXY IN THE ENCLOSED ENVELOPE OR MAIL TO:

JSE INVESTOR SERVICES (PTY) LTD
Physical address: One Exchange Square, 2 Gwen Lane, Sandown, Sandton, 2196, South Africa
Postal address: PO Box 4844 Johannesburg 2000

E-mail: meetfax@jseinvestorservices.co.za

(Please Sign on Reverse Side)

C **Non-Voting Items**

Change of Address — Please print new address below.

Comments — Please print your comments below.